UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

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Investors Real Estate Trust

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Investors Real Estate Trust 12 Main Street South PO Box 1988 Minot, ND 58702-1988

August 4, 2008

Dear Shareholder:

It is a pleasure to invite you to attend our 38th Annual Meeting of Shareholders to be held on Tuesday, September 16, 2008, at 7:00 p.m., CDT, at the Grand International, 1505 North Broadway, Minot, North Dakota.

This booklet includes the Notice of the Annual Meeting and the Proxy Statement relating to the annual meeting, each of which contains important information about the formal business to be acted on by the shareholders. The annual meeting will also feature a report on the operations of your Company, followed by a question and answer period. After the annual meeting, you will have the opportunity to speak informally with the trustees and officers of the Company.

At the annual meeting, you will be asked to vote on the following items: (i) the election as trustees of the Company of the nine (9) nominees named in this Proxy Statement, each for a term of one year, (ii) the approval of the Company’s 2008 Incentive Award Plan, (iii) the ratification of Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year, and (iv) such other matters as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

The Board of Trustees unanimously recommends that you vote to elect the nine trustee nominees named in this Proxy Statement, to approve the Company’s 2008 Incentive Award Plan, and to ratify the appointment of Deloitte & Touche as the Company’s independent auditors.

It is important that your common shares of beneficial interest be voted regardless of whether you plan to be present at the annual meeting. Please complete, sign, date and return the enclosed proxy promptly or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card. If you attend the annual meeting and wish to vote your shares in person, you may revoke any previously executed or authorized proxy.

Please vote promptly.  I look forward to seeing you at the annual meeting.

Sincerely,

Investors Real Estate Trust

Thomas A. Wentz, Sr.
President and Chief Executive Officer

_______________________________

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Tuesday, September 16, 2008, at 7:00 p.m. (CDT)
_______________________________

Notice is hereby given that the Annual Meeting of Shareholders of Investors Real Estate Trust (the “Company”) will be held on Tuesday, September 16, 2008, at 7:00 p.m., CDT, at the Grand International, 1505 North Broadway, Minot, North Dakota, 58703, for the following purposes:

1.	To elect as trustees of the Company the nine (9) nominees named in this Proxy Statement, each for a term of one year,

2.	To approve the Company’s 2008 Incentive Award Plan,

3.	To ratify Deloitte & Touche LLP as the Company’s independent auditors for the current fiscal year, and

4.	To transact such other business as may properly come before the annual meeting or any adjournment(s) or postponement(s) thereof.

These items are described in the proxy statement, which is part of this notice. We have not received notice of other matters that may properly be presented at the annual meeting.

The Company’s Board of Trustees has fixed the close of business on July 21, 2008, as the record date for determining the shareholders entitled to receive notice of and to vote at the annual meeting or any adjournment(s) or postponement(s) thereof.

By Order of the Board of Trustees,

Michael A. Bosh
Secretary and General Counsel

Minot, North Dakota
August 4, 2008

Whether or not you expect to be present at the annual meeting, please sign, date and return the enclosed proxy or authorize a proxy by telephone or through the internet site designated on the enclosed proxy card.  If you attend the annual meeting, you may revoke your proxy and vote in person.

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Investors Real Estate Trust
12 Main Street South
PO Box 1988
Minot, ND 58702-1988
Telephone:  (701) 837-4738
Fax:  (701) 838-7785

_____________________________

PROXY STATEMENT
August 4, 2008
_____________________________

Proxies are solicited by the Board of Trustees of Investors Real Estate Trust, a North Dakota Real Estate Investment Trust (the “Company”), for use at the 2008 Annual Meeting of Shareholders of the Company (the “Annual Meeting”) to be held on Tuesday, September 16, 2008, at 7:00 p.m. CDT. The Annual Meeting will be held at the Grand International, 1505 North Broadway, Minot, North Dakota, 58703.  Only the holders of record of the Company’s common shares of beneficial interest, no par value (“Shares” or “common shares”) at the close of business on July 21, 2008 (the “Record Date”), are entitled to vote at the Annual Meeting.  The holders of the Company’s 8.25% Series A Cumulative Redeemable Preferred Shares of Beneficial Interest, no par value (the “Preferred Shares”), are not entitled to vote at the Annual Meeting.  As of the close of business on July 21, 2008, the Company had 58,198,751 Shares issued and outstanding, each of which is entitled to one vote at the Annual Meeting.  Thirty-three and one-third percent (33 1/3%) of the Shares outstanding on the Record Date must be present in person or by proxy to have a quorum.

The cost of soliciting proxies will be borne by the Company. Trustees, officers and employees of the Company may, without additional compensation, solicit proxies by mail, internet, personal interview, telephone and/or telecopy.  In addition, the Company has retained Morrow & Co., LLC to assist in the solicitation of proxies.  This proxy statement and the enclosed proxy card are scheduled to be mailed to shareholders commencing on or about August 4, 2008.

The Company will request banks, brokerage houses and other institutions, nominees or fiduciaries to forward the soliciting material to the beneficial owners of Shares and to obtain authorization for the execution of proxies. The Company will, upon request, reimburse banks, brokerage houses and other institutions, nominees and fiduciaries for their reasonable expenses in forwarding proxy materials to the beneficial owners. If a shareholder is a participant in the Company’s Distribution Reinvestment and Share Purchase Plan (the “Plan”), the proxy represents a voting instruction as to the number of full Shares in such shareholder’s Plan account, as well as any Shares held directly by the shareholder.

All properly executed or authorized proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting as specified in such proxies. If no vote is specified on a proxy, the Shares represented by such proxy will be voted FOR the election of each of the nine (9) nominees for trustee, FOR the approval of the Company’s 2008 Incentive Award Plan, and FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors.  If other matters are properly presented for voting at the Annual Meeting, the persons named as proxies will vote on such matters in accordance with their best judgment. We have not received notice of other matters that may properly be presented for voting at the Annual Meeting.

Shares which are entitled to vote but which, at the direction of the beneficial owner, are not voted on one or more matters (“abstentions”) will be counted for the purpose of determining whether there is a quorum for the transaction of business at the 2008 Annual Meeting. Shares held by brokers who do not have discretionary authority to vote on a particular matter and who have not received voting instructions from their customers (“broker non-votes”) are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting.

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to elect each of the nine (9) nominees for trustee (Proposal 1).

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to approve the Company’s 2008 Incentive Award Plan (Proposal 2).

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to ratify the selection of Deloitte & Touche as the Company’s independent auditors (Proposal 3).

Both broker non-votes and abstentions are counted in determining whether the shareholders have approved these proposals.  As such, if brokers and banks vote on their clients’ behalf, such votes will affect the proposal as voted (either for or against).  If brokers and banks do not vote on their clients’ behalf, such broker non-votes will have the effect of a vote against the proposals.  Abstentions also have the effect of a vote against the proposals.

Any proxy given pursuant to this solicitation may be revoked by the person giving it at any time before its use at the Annual Meeting by delivering to Michael A. Bosh, the Secretary and General Counsel of the Company, a written notice of revocation or a duly executed proxy bearing a later date, by authorizing a subsequent proxy by telephone or through the designated internet site, or by attending the Annual Meeting and voting in person.

The Company’s principal executive offices are located at 12 Main Street South, Minot, North Dakota, 58702-1988. The Company’s telephone number is (701) 837-4738, and facsimile number is (701) 838-7785.

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PROPOSAL 1:  ELECTION OF TRUSTEES

General

The Articles of Amendment and Third Restated Declaration of Trust of the Company (the “Third Restated Declaration of Trust”) provides that the Board of Trustees shall be comprised of not less than five (5) nor more than fifteen (15) trustees.  The Board currently consists of eight (8) trustees, with an additional unfilled vacancy created by the resignation in January 2008 of Mr. Edward T. Schafer.

At the Annual Meeting, nine trustees are to be elected for a term of one year (expiring at the 2009 Annual Meeting) or until the election and qualification of their successors.  The persons proposed for election as trustees of the Company are Patrick G. Jones, Timothy P. Mihalick, Jeffrey L. Miller, C.W. “Chip” Morgan, John T. Reed, W. David Scott, Stephen L. Stenehjem, John D. Stewart and Thomas A. Wentz, Jr., each of whom, with the exception of Mr. Reed, is presently a member of the Board.

In the unanticipated event that any nominee should become unavailable for election or, upon election, should be unable to serve, the proxies will be voted for the election of such other person or persons as shall be determined by the persons named in the proxy in accordance with their judgment or, if none, the size of the Board will be reduced.

Vote Required

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to elect each of the nine nominees.  The Board unanimously recommends that the shareholders vote FOR Messrs. Patrick G. Jones, Timothy P. Mihalick, Jeffrey L. Miller, C.W. “Chip” Morgan, John T. Reed, W. David Scott, Stephen L. Stenehjem, John D. Stewart and Thomas A. Wentz, Jr.

Nominees

The following table sets forth certain information regarding each of the nominees, including their age as of July 1, 2008, principal business experience during the past five years, the year they each first became a trustee and their current Board committee membership, if applicable.  With the exception of Mr. Reed, who is a director of Level 3 Communications, Inc., a NASDAQ-listed communications company, no nominee currently serves as a trustee or board member for any other company that has a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or subject to the requirements of Section 15(d) of the Exchange Act or any company registered as an Investment Company under the Investment Company Act of 1940, as amended.

Nominee	Principal Business Experience During Past Five Years	Age	Trustee Since	Board Committee Membership
Patrick G. Jones	Private Investor; Former General Manager of the Minot Daily News; Former President of Central Venture Capital Inc., an investment firm	60	1986	Compensation & Nominating
5
Timothy P. Mihalick	Senior Vice President & Chief Operating Officer of the Company; Board Member of Trinity Health Group; Former Vice President of Odell-Wentz & Associates, LLC	49	1999	Executive
Jeffrey L. Miller Chairman	Private Investor; Former President of M&S Concessions, Inc.; a food service and facility management company; Managing Partner of Miller Properties, LLP	64	1985	Compensation, Executive (Chair) & Nominating (Chair)
C.W. “Chip” Morgan	President and Chief Executive Officer of Northwest Respiratory Services, LLC, a home medical company	60	2006	Audit, Compensation & Nominating
John T. Reed	Private Investor; Former Chairman of HMG Properties, a real estate investment bank (2000 to February 2005) Former Chairman of McCarthy & Co., an investment bank (1997 to 2000) Former Partner, Arthur Andersen LLP, an accounting firm Board member of Level 3 Communications, Inc., Tetrad Corporation, and First National of Nebraska	65	N/A	N/A
6
W. David Scott	Chief Executive Officer of Tetrad Corporation (fka Magnum Resources, Inc.) a real estate services and investment firm	47	2006	None
Stephen L. Stenehjem	President & Chief Executive Officer of Watford City BancShares, Inc., a bank holding company; President & Chairman of First International Bank & Trust, Watford City, ND, a state banking and trust association	53	1999	Audit, Executive, & Compensation (Chair)
John D. Stewart	President & Director of Fisher Motors, Inc., Minot, N.D., an automobile dealership; President of Glacial Holdings, Inc. and Glacial Holdings LLC, multi-family residential and commercial real estate holding companies; President of Glacial Holdings Property Management, Inc., a property management company; Chairman of Bank of North Dakota Advisory Board; Former Certified Public Accountant and Partner, Brady, Martz and Associates, P.C.	51	2004	Audit (Chair) & Compensation
Thomas A. Wentz, Jr. (1)	Senior Vice President of the Company; Director of SRT Communications, Inc.; Sole General Partner of Wenco, Ltd.	42	1996	None

(1)           Mr. Wentz is the son of Thomas A. Wentz, Sr., the President and Chief Executive Officer of the Company.

INFORMATION CONCERNING THE BOARD OF TRUSTEES

Attendance at Board, Committee and Annual Shareholders’ Meetings

During the fiscal year ended April 30, 2008, the Board held eight regular meetings and one special meeting. All trustees are expected to attend each meeting of the Board and the committees on which they serve, and are also expected to attend each annual meeting of shareholders. No trustee attended fewer than 75% of the meetings of the Board and the committees on which they served during the past fiscal year.  All trustees, with the exception of Mr. Thomas Wentz, Jr., and Mr. W. David Scott, attended the 2007 Annual Meeting of Shareholders.

Trustee Independence

The Board of Trustees has determined that each of Patrick G. Jones, Jeffrey L. Miller, C.W. “Chip” Morgan, John T. Reed, Stephen L. Stenehjem and John D. Stewart qualify as “independent directors” in accordance with the listing standards of the NASDAQ.  Under the NASDAQ listing standards (the “Standards”), in order to be considered independent, a trustee of the Company must have no relationship that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a Company trustee. The Standards specify certain relationships that are deemed to impair independence; including, for example, employment by the Company, or engaging in certain business dealings with the Company. In making these determinations, the Board reviewed and discussed information provided by the trustees and the Company with regard to each trustee’s business and personal activities as they may relate to the Company and the Company’s management.  In the event the nine nominees for trustee of the Company are elected at the Annual Meeting, the Company’s Board of Trustees will consist of six trustees who are independent as defined by the Standards (Messrs. Jones, Miller, Morgan, Reed, Stenehjem and Stewart), and three trustees who are not independent under the Standards (Timothy Mihalick and Thomas Wentz, Jr., who are employees of the Company, and W. David Scott, who is a controlling shareholder and executive officer of an entity to which the Company made payments for property and services within the past three fiscal years that exceed 5% of the recipient’s consolidated gross revenues for that year).  The Company accordingly will be in compliance with the Standards.

In addition, as required by the Standards, the members of the Company’s Audit Committee each qualify as “independent” under the Standards and under special standards established by the Securities and Exchange Commission (“SEC”) for members of audit committees. The Audit Committee also consists of three independent members (Mr. C.W. “Chip” Morgan, Mr. Stephen L. Stenehjem and Mr. John D. Stewart) who have been determined by the Board to meet the qualifications of an “audit committee financial expert” in accordance with SEC rules.

Committees

The Board has created four committees in order to more effectively direct and review the Company’s operations and strategic outlook. In addition, the committees allow management to timely respond to factors affecting the ongoing operations of the Company. Management regularly consults with committee chairmen to review possible actions and seek counsel. Where appropriate, the Board delegates authority to committees (within specified parameters) to finalize the execution of various Board functions.  While the committee structure has improved the level of Board oversight, it has also greatly increased the effort and time required of Board members who serve on the various committees.

The Board has established the following committees: Audit, Compensation, Executive and Nominating. The present members of these committees are indicated in the preceding section of this proxy statement.  During the fiscal year ended April 30, 2008, the Audit Committee of the Board met four times, the Compensation Committee met four times, and the Nominating Committee met once.  The Executive Committee met once in fiscal year 2008.

The Audit Committee is composed of three trustees, all of whom are independent as that term is defined by the NASDAQ, and are independent as defined in rules of the SEC. Information regarding the functions performed by the committee is set forth in the “Report of the Audit Committee,” beginning on page 24 of this proxy statement. The Audit Committee is governed by a written charter that has been approved by both the Audit Committee and the Board. The Audit Committee Charter was adopted by the Board in January 2004 in response to changes in the listing standards of the NASDAQ, and replaced the Audit Committee’s previous charter.  The Audit Committee annually reviews and assesses the adequacy of its charter.  The most recent such review was carried out at the Audit Committee’s meeting in March 2008, and Committee members concluded that the charter satisfactorily states the responsibilities of the Audit Committee.   A copy of the Audit Committee Charter is available on the Company’s website at www.iret.com.

The Compensation Committee approves the compensation of the executive officers of the Company and the Company’s management succession plan and attends to other matters relating to executive retention and compensation. The Compensation Committee is composed of five trustees, all of whom are independent as defined by the NASDAQ. For more information, see the “Compensation Discussion and Analysis” beginning on page 12 of this proxy statement.

The Executive Committee, which is composed of three trustees, two of whom are independent as defined by the NASDAQ, has all of the powers of the Board with respect to the management and affairs of the Company, subject to limitations prescribed by the Board and by North Dakota law, and may exercise the authority of the Board between Board meetings, except to the extent that the Board has delegated authority to another committee.

The Nominating Committee, composed of three trustees, all of whom are independent as defined by the NASDAQ, identifies individuals qualified to become Board members and approves the nominees to stand for election and re-election to the Board. The Nominating Committee is responsible for reviewing the appropriate skills and characteristics required of Board members. This assessment includes consideration of the factors specified in the committee’s charter and the trustee qualification requirements of the Company’s Bylaws. These factors include age (at least 21 years of age and less than 74 years of age, in accordance with the Company’s Bylaws); broad leadership experience in business, government, education, public service or in other management or administrative positions; willingness and ability to apply sound and independent business judgment; loyalty to the Company and commitment to its success; commitment to enhancing shareholder value; personal integrity; and independence, as defined in applicable laws and regulations.

Consideration of new Board candidates typically involves a series of internal discussions, review of information concerning candidates and informal interviews with selected candidates.  In general, candidates for nomination to the Board are suggested by Board members or by Company employees.    In fiscal year 2008, the Company did not employ a search firm or pay fees to other third parties in connection with seeking or evaluating Board candidates.

In accordance with the Company’s Bylaws and with procedures adopted by the Nominating Committee in January 2004, the Nominating Committee will consider nominations from shareholders. Shareholders who wish to recommend individuals for consideration by the Nominating Committee to become nominees for election to the Board may do so by submitting a written recommendation addressed to both the Chairman of the Nominating Committee and to the Company’s Secretary at the following address: Investors Real Estate Trust, PO Box 1988, Minot, North Dakota, 58702-1988. Submissions must be received by the Chairman and the Secretary in writing on or before the first day of June of each year for consideration for nomination for election at the next annual meeting of shareholders. Submissions must include biographical information concerning the recommended individual, including age and a five-year employment history with employer names and a description of the employer’s business, and must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders. The Nominating Committee will not alter the manner in which it evaluates candidates, including consideration of the factors set forth in the committee’s charter, based on whether the candidate was recommended by a shareholder or was identified by other means.

All committees of the Board operate under written charters approved by the Board.  Copies of each charter are posted on the Company’s Investor Relations website at www.iret.com under the “Corporate Governance” heading.

In addition to the above four committees of the Board, the membership of each of which consists entirely of trustees, the Board, in recognition of the growth of the Company and the consequent increase in capital expenditures and asset acquisition and disposition activity, has also established an Investment Committee. The membership of the Investment Committee may consist of trustees and/or employees of the Company. The Investment Committee may act on behalf of the Board in the best interests of the Company and its shareholders to consider, approve and effect investment plans, capital expenditures and the purchase and sale, transfer or other acquisition or disposition of property and assets, in accordance with the delegation of investment authority conferred by the Board and subject to approval levels established by the Board from time to time. Members of the Investment Committee are appointed by the Board. The Investment Committee did not meet during fiscal year 2008.

Communications from Shareholders to the Board

The Board recommends that shareholders initiate any communications with the Board in writing and send them in care of the Company’s Secretary.  Shareholders may send written communications to the Board, the Audit, Compensation and Nominating Committees of the Board or to any individual trustee c/o the Secretary, Investors Real Estate Trust, PO Box 1988, Minot, North Dakota, 58702-1988, or via e-mail to trustees@iret.com. All communications will be compiled by the Secretary and forwarded to the Board, the specified Board Committee or to individual trustees, as the case may be, not less frequently than monthly. This centralized process will assist the Board in reviewing and responding to shareholder communications in an appropriate manner. The name of any specific intended board recipient should be noted in the communication.

CORPORATE GOVERNANCE

Code of Conduct and Code of Ethics for Senior Financial Officers

All of the Company’s trustees and employees, including our Chief Executive Officer and other senior executives, are required to comply with a Code of Conduct adopted by the Board in January 2004. The Board adopted the Code of Conduct to codify and formalize certain of the Company’s long-standing policies and principles that help ensure our business is conducted in accordance with the highest standards of moral and ethical behavior. Our Code of Conduct covers all areas of professional conduct, including conflicts of interest, insider trading and confidential information, as well as requiring strict adherence to all laws and regulations applicable to our business. Employees are required to bring any violations and suspected violations of the Code of Conduct to the attention of the Company, through management or Company legal counsel. Additionally, our Chief Executive Officer, Chief Operating Officer and Chief Financial Officer are also subject to a Code of Ethics for Senior Financial Officers, which contains certain specific policies in respect of internal controls, the public disclosures of the Company, violations of the securities or other laws, rules or regulations and conflicts of interest.

The full text of the Code of Conduct and Code of Ethics for Senior Financial Officers is published on our website, at www.iret.com, under the “Corporate Governance” heading. The Company intends to disclose any future amendments to, or waivers of, the Code of Conduct and Code of Ethics for Senior Financial Officers on our website promptly following the date of any such amendment or waiver, and, to the extent required by the NASDAQ Standards, on a current report on Form 8-K.

Executive Sessions

The Board holds regular executive sessions at which our independent trustees meet without Company management or employees present. Executive sessions are held not fewer than four times per year.

Complaint Procedure

The Sarbanes-Oxley Act of 2002 requires companies to maintain procedures to receive, retain and treat complaints received regarding accounting, internal accounting controls or auditing matters and to allow for the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Company’s Audit Committee has adopted a complaint procedure that requires the Company to forward to the Audit Committee any complaints that it has received regarding financial statement disclosures, accounting, internal accounting controls or auditing matters.  Any employee of the Company may submit, on a confidential, anonymous basis if the employee so chooses, any concerns on accounting, internal accounting controls, auditing matters or violations of the Company’s Code of Conduct or Code of Ethics for Senior Financial Officers. All such employee concerns are to be forwarded in a sealed envelope to the chairman of the Audit Committee, in care of the Company’s General Counsel, who will forward any such envelopes promptly and unopened.  The Audit Committee will investigate any such complaints submitted.

Audit Committee Financial Expert

The Board has determined that Mr. John Stewart, the Chair of the Audit Committee, and Mr. Stephen L. Stenehjem and Mr. C.W. “Chip” Morgan, members of the Audit Committee, are “audit committee financial experts,” as that term is defined in rules of the SEC.  Mr. Stewart, Mr. Morgan and Mr. Stenehjem are also independent as defined by the NASDAQ Standards and special standards established by the SEC for Audit Committee members.

Audit Committee Pre-Approval Policies

Rules adopted by the SEC in order to implement requirements of the Sarbanes-Oxley Act of 2002 require public company audit committees to pre-approve audit and non-audit services provided by their independent auditors. The Company’s Audit Committee has adopted detailed pre-approval policies and procedures pursuant to which audit, audit-related and tax services, and all permissible non-audit services, are pre-approved. During the year, in the event it becomes necessary to engage the independent auditor for additional services not contemplated in the original pre-approval, the Company will obtain the specific pre-approval of the Audit Committee before engaging the independent auditor. The pre-approval policy requires the Audit Committee to be informed of each service performed by the independent auditor, and the policy does not include any delegation of the Audit Committee’s responsibilities to management. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated will report any pre-approval decisions to the Audit Committee as a whole at its next scheduled meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table lists, as of June 30, 2008, the beneficial ownership of common shares of the Company and of limited partnership units of IRET Properties, a North Dakota Limited Partnership and a subsidiary of the Company, which are convertible into common shares on a one-to-one basis, or cash, at the option of the Company (“Units”), by (i) each trustee and nominee for trustee of the Company, (ii) the named executive officers of the Company and (iii) all trustees and executive officers of the Company as a group. The amounts shown are based on information provided by the individuals named, and Company records.  Except as otherwise indicated, the persons listed have sole voting and investment power.

Name of Beneficial Owner	Common Shares (1)		Units (2)		Total Common Shares and Units As of June 30, 2008	Percent of Class(3) of Common Shares and Units

Diane K. Bryantt Senior Vice President & Chief Financial Officer	17,670		0		17,670	*
Patrick G. Jones Trustee	388,937		0		388,937	*
Timothy P. Mihalick Trustee, Senior Vice President & Chief Operating Officer	44,302		0		44,302	*
Jeffrey L. Miller Trustee & Chairman of the Board	476,123		6,725		482,848	1.0%
C.W. “Chip” Morgan Trustee	927		0		927	--
John T. Reed Trustee Nominee	6,000		0		6,000	--
W. David Scott Trustee	33,408		0	(4)	33,408	*
Stephen L. Stenehjem Trustee	178,559	(5)	0		178,559	*
John D. Stewart Trustee	41,290		0		41,290	*
Kelly A. Walters Vice President	50,000		0		50,000	*
11
Name of Beneficial Owner	Common Shares (1)		Units (2)		Total Common Shares and Units As of June 30, 2008	Percent of Class(3) of Common Shares and Units

Thomas A. Wentz, Sr. President & Chief Executive Officer	325,046		129,572	(6)	454,618	1.0%
Thomas A. Wentz, Jr. Trustee & Senior Vice President	255,052	(7)	0		255,052	*
Trustees and executive officers as a group (13 individuals)	1,822,393		136,297		1,954,190	3.0%
_________________

(1)	The amounts of common shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities.
(2)	The Units do not have voting rights but are exchangeable for common shares or cash, at the option of the Company, upon expiration of an initial mandatory holding period.
(3)	Percentage of class is based on a total of 70,572,488 common shares and Units (eligible for redemption) outstanding as of June 30, 2008.
(4)
Entities in which Mr. Scott has an ownership and/or control interest hold 5,886,949 Units; these Units are not included in this table because the initial mandatory holding period to which they are subject has not yet expired, and the Units accordingly are not currently exchangeable for common shares of the Company, or cash.

(5)	Mr. Stenehjem disclaims beneficial ownership of all but 144,702 of these common shares.
(6)	The Units are pledged as security against a line of credit.
(7)
Includes approximately 220,692 common shares owned by Wenco, Ltd., a partnership of which Mr. Wentz is the general partner. Mr. Wentz disclaims beneficial ownership of these shares except to the extent of his pecuniary interest in the partnership. Includes 100,000 common shares pledged as security against a line of credit.

*	Represents less than 1% of the total of common shares and Units outstanding as of June 30, 2008.

Principal Shareholder Beneficial Ownership

The following table identifies each person or group known to the Company to beneficially own as of June 30, 2008, more than five percent (5%) of the outstanding common shares of the Company, the only class of security entitled to vote at the 2008 Annual Meeting.

Name of Shareholder	Beneficial Ownership	Percent of Class
The Vanguard Group, Inc.(1)	3,318,301	5.87%
Barclays Global Investors, NA and affiliated entities(2)	2,905,653	5.14%

1)
Based on information of beneficial ownership as of December 31, 2007, included in a Schedule 13G filed on February 12, 2008.  The Vanguard Group, Inc. reports sole voting power with respect to 78,811 shares and sole dispositive power with respect to 3,318,301 shares.

2)
Based on information of beneficial ownership as of December 31, 2007, included in a Schedule 36G filed on February 5, 2008. Barclays Global Investors, NA and its affiliated entities report sole voting power with respect to 2,534,326 shares and sole dispositive power with respect to 2,905,653 shares.

EXECUTIVE COMPENSATION AND OTHER INFORMATION

Compensation Discussion and Analysis

Named Executive Officers

The following Compensation Discussion and Analysis describes the material elements of compensation for the following individuals, collectively referred to as the “named executive officers”:  Thomas A. Wentz, Sr., President and Chief Executive Officer; Diane K. Bryantt, Senior Vice President and Chief Financial Officer; Timothy P. Mihalick, Senior Vice President and Chief Operating Officer; Thomas A. Wentz, Jr., Senior Vice President; and Kelly A. Walters, Vice President.

Executive Compensation Philosophy

The Compensation Committee of the Board (the “Committee”), composed entirely of trustees who are independent under the listing standards of the NASDAQ, operates under a written charter adopted in January 2004 and amended in July 2007, and is responsible for establishing the terms of the compensation of the Company’s named executive officers.  The Committee believes that the Company’s compensation program for executive officers should:

•	attract and retain highly qualified executives

•	motivate these executives to improve the Company’s financial position and increase shareholder value

•	provide total compensation that is competitive with compensation provided by other employment opportunities potentially available to Company executives

•	provide total compensation with reference to compensation provided by other real estate investment trusts with comparable total assets and annual revenues

•	provide a total compensation pay mix that includes both base salary and incentive components

•	promote teamwork and cooperation throughout the Company and within the management group

The Committee applies these philosophies in establishing each of the elements of executive compensation.  The Committee reviews peer company market data  (salary information for companies that are similar to the Company is obtained by reference to the public disclosures made in the Securities and Exchange Commission filings of such companies), and considers internal equity among executive officers, individual and Company performance, and cost to the Company, when determining levels of compensation.  The current executive compensation program is policy only and may be changed by the Committee at any time without notice to or approval by the shareholders.  The Company is in a very competitive industry where success is based largely on the ability of senior management to identify, acquire and manage real estate properties. Therefore, to continue to properly manage and grow the Company, it may be necessary to increase the amounts payable under the Company’s base salary and incentive bonus programs in order to attract and retain qualified executives.

Executive Officer Compensation Processes

The Committee meets in executive session without management present to discuss various compensation matters, including the compensation of the Company’s Chief Executive Officer. In addition, the Committee annually reviews all elements of executive compensation and benefit programs for reasonableness and cost-effectiveness.  While the Committee has authority under its Charter to engage the services of outside consultants to advise it on matters relating to executive compensation, through fiscal year 2008 the Committee had never hired outside advisors.  Recently, however, the Committee has engaged Riley, Dettmann & Kelsey LLC, a management consulting firm specializing in compensation strategies, to advise the Committee and the Board in regard to the Company’s proposed 2008 Incentive Award Plan.  The 2008 Incentive Award Plan, if approved by the Company’s shareholders, would permit the Compensation Committee and/or the Company’s Board of Trustees to grant incentive awards in the form of restricted stock, cash bonuses, stock bonuses or other performance or incentive awards that are paid in cash, common stock or a combination thereof.  Currently all incentive awards granted to officers or employees are paid in cash.  See Proposal 2 below for a discussion of the proposed 2008 Incentive Award Plan.

Role of Management in Executive Compensation Decisions

Company management is involved in the following executive compensation processes:

•
the Chief Operating Officer (“COO”), General Counsel and/or the Company’s Director of Human Resources, as requested by the Committee, develop or oversee the creation of written background and supporting materials for distribution to the Committee prior to its meetings

•
at the request of the Committee, certain employees of the Company (generally the Director of Human Resources and/or the Associate General Counsel) have collected data for the Committee on compensation levels and programs at comparable companies

•
at the end of each calendar year, the CEO and COO provide the Committee with comments and recommendations regarding salary levels and salary increases for members of management,  including the named executive officers (other than themselves); increases in base salary are generally effective as of January 1 each year

Components of the Executive Compensation Program

The primary elements of the Company’s executive compensation program are:

Base salary
Annual Incentive Award
Health and Retirement Programs
Executive Benefits and Perquisites

Base Salary

Base salaries for the executive officers of the Company, including the Chief Executive Officer, are designed to compensate such individuals for their sustained performance.  Base salaries are established by evaluating the responsibilities of the position held, the experience of the particular individual, a comparison of salaries paid for comparable positions by other companies in the real estate industry, and the Committee’s desire to achieve the appropriate mix between fixed compensation and incentive compensation.

It is currently the Company’s practice that base salaries of the executive officers, including the Chief Executive Officer, are generally increased on January 1 of each year at the discretion of the Committee, based on, among other things, the individual’s performance over the past year, changes in the individual’s responsibility and/or necessary adjustments to maintain base salaries that are competitive with industry practices and similar companies.  For the calendar year beginning January 1, 2008, the base salaries of the named executive officers were increased by an average of 15.65%.

Annual Incentive Awards

Incentive awards are intended to further motivate the named executive officers, including the Chief Executive Officer, by linking incentive compensation to the Company’s performance. During fiscal year 2005, the Compensation Committee revised the Company’s incentive bonus program to provide for bonus payments based on the following specific objective measures of the Company’s performance: an increase in funds from operations; an increase in GAAP earnings per share; a target return on equity of 12%; improvement in economic vacancy rates at the Company’s properties; and a target of 10% growth in assets.  For fiscal year 2008, the Committee determined that the maximum bonus payable in regard to each of these factors is $120,000, for a potential total bonus pool of $600,000.  The bonus pool will be divided, proportionately to the individual’s base salary, among Company officers specified by the Committee; the officers eligible to receive a bonus for fiscal year 2008 are the named executive officers and two additional members of the Company’s senior management team.  The Company’s incentive bonus program is the only form of executive compensation that is tied to the performance of the Company.  If the Company’s performance, as judged by the measures identified above, does not improve compared to performance during the prior fiscal year, no incentive bonuses will be paid to Company executive officers.  If a performance target is only partially met, the Committee may exercise its discretion to award a bonus in respect of such target.  In regard to fiscal year 2008, the Committee has determined that incentive bonuses were earned by the named executive officers and two additional members of the Company’s senior management.  The incentive bonus amount earned by each individual named executive officer is set forth in the the Summary Compensation Table included in this proxy statement for the Company’s 2008 Annual Meeting of Shareholders.  The Committee has directed that the incentive bonuses be paid to the named executive officers no later than August 1, 2008.  In making this determination, the Committee reviewed the following financial and operational results for fiscal year 2008:

Fiscal Year 2008 Bonus Award Performance Measures

•
Increase in FFO:  The Company reported Funds from Operations of $.87 per share/unit for the fiscal year ended April 30, 2008, compared to Funds from Operations of $.88 per share/unit for the fiscal year ended

April 30, 2007.  The Committee determined that the Company’s performance did not meet this benchmark, and that this component of the bonus should accordingly not be funded.

•
Increase in GAAP earnings per share:  The Company reported earnings per share of $.18 for the fiscal year ended April 30, 2008, compared to earnings per share of $.24 for the fiscal year ended April 30, 2007.  The Committee determined that the Company’s performance did not meet this benchmark, and that this component of the bonus should accordingly not be funded.

•
Return on equity target of 12%:  The Company’s return on equity, determined by dividing the Company’s net taxable income by its total equity, for the fiscal year ended April 30, 2008, was 10.0%, compared to 10.3% for the fiscal year ended April 30, 2007.  The Committee determined that the Company’s performance did not fully meet this benchmark, but the Committee exercised its discretion to fund 80% of this component of the bonus at $96,000.

•
Improvement in economic vacancy:  The economic vacancy rate at the Company’s multi-family residential properties was 7.3% for the fiscal year ended April 30, 2008, compared to 6.8% for the fiscal year ended April 30, 2007.  Economic vacancy rates at the Company’s office, medical, industrial and retail properties were 7.9%, 4.7%, 12.8%, and 10.8%, respectively, for the fiscal year ended April 30, 2008, compared to 8.1%, 3.3%, 4.9%, and 10.4% for the fiscal year ended April 30, 2007.  The Committee determined that the Company’s performance did not meet this benchmark, and that this component of the bonus should accordingly not be funded.

•
Asset growth target of 10%:  The Company’s property owned increased from $1.49 billion for the fiscal year ended April 30, 2007, to $1.65 billion for the fiscal year ended April 30, 2008, an increase of 10.7%.  The Committee determined that the Company’s performance met this benchmark, and that this component of the bonus should be fully funded at $120,000.

Health, Retirement and Other Benefits

In an effort to attract, retain and fairly compensate talented employees, the Company offers various benefit plans to its employees, including a retirement plan that is intended to be a qualified retirement plan under the Internal Revenue Code of 1986, as amended, a 401(k) benefit plan, and health, life insurance and disability plans.  These benefit plans are part of the Company’s broad-based employee benefits program, and none of these plans is offered to the named executive officers either exclusively or with terms different from those offered to other eligible Company employees.

Executive Benefits and Perquisites

As noted above, the Company’s named executive officers are generally offered the same employee benefits and perquisites offered to all employees.  The only benefits or perquisites offered to any named executive officer either exclusively or with terms different from those offered to other eligible Company employees are the following:  payment of annual country club membership dues and the associated minimum meal purchase requirement and other expenses for Mr. Timothy Mihalick, the Company’s COO, the provision of a Company-purchased vehicle to Mr. Mihalick, the provision of Northwest Airlines World Club memberships to Mr. Mihalick and to Mr. Thomas Wentz, Jr., a Senior Vice President of the Company, and the payment of certain service club dues on behalf of Mr. Wentz, Jr. The Company provides executive benefits and perquisites to retain executive talent.

Stock-based Awards, Severance and Change-in-Control

The Company currently does not offer stock-based awards to any Company executive officer or employee, and has not entered into severance or change-in-control agreements with any Company officer or employee.

The Company’s Board of Trustees has approved a proposed Incentive Award Plan (see Proposal 2 below for a discussion of the Company’s 2008 Incentive Award Plan) which would, if approved by the shareholders of the Company, permit the Committee and/or the Board to grant employees, officers, trustees and consultants of the Company incentive awards in the form of restricted stock, cash bonuses, stock bonuses or other performance or incentive awards that are paid in cash, common stock or a combination thereof.  Currently all incentive awards granted to officers or employees are paid in cash.

Tax Implications of Executive Compensation

Section 162(m) of the Internal Revenue Code places a limit of $1 million in compensation per year on the amount that the Company may deduct with respect to each of its named executive officers (excluding compensation that qualifies as “performance-based compensation”).  The Company does not compensate any executive officer or employee at a level that exceeds this available deduction.

Report of the Compensation Committee

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management, and based on such review and discussions, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement.

Stephen L. Stenehjem (Chair)
Patrick G. Jones
Jeffrey L. Miller
C.W. “Chip” Morgan
John D. Stewart

Summary Compensation Table For Fiscal Year 2008

The table below summarizes the total compensation paid to or earned by the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and our three most highly compensated executive officers (collectively “named executive officers”; individually a “named executive officer”), based on total compensation for the fiscal year ended April 30, 2008. (The format of the following table differs from the specified format included in SEC rules; columns for Bonus, Stock Awards, Option Awards, Change in Pension Value and Non-Qualified Deferred Compensation Earnings are not applicable and have been omitted.)

Name and Principal Position	Year	Salary ($)	Non-equity Incentive Plan Compensation(1) ($)		All Other Compensation(2) ($)	Total ($)

Thomas A. Wentz, Sr. President and Chief Executive Officer	2008	238,333.36	35,597.00		25,713.96	299,644.32
	2007	213,333.36	60,453.00		20,829.70	294,616.06

Diane K. Bryantt Senior Vice President and Chief Financial Officer	2008	159,666.64	23,848.00		23,267.76	206,782.40
	2007	144,655.91	41,768.00		19,024.00	205,447.95

Timothy P. Mihalick Senior Vice President and Chief Operating Officer, and Trustee	2008	315,000.00	47,049.00		29,764.05	391,813.05
	2007	283,999.27	82,436.00		30,919.31	397,354.58

Thomas A. Wentz, Jr. Senior Vice President and Trustee	2008	262,500.08	39,207.00		19,959.04	321,666.12
	2007	233,333.36	68,697.00		18,389.41	320,419.77

Kelly A. Walters Vice President	2008	190,000.00	28,378.00		22,628.37	241,006.37
	2007	107,916.62	0	(3)	12,987.46	120,904.08

(1)
The amounts included in this column represent cash payments awarded under the Company’s annual incentive bonus program for executive officers, with reference to financial and operational targets achieved during fiscal years 2008 and 2007, respectively. See the Compensation Discussion and Analysis in this Proxy Statement for further information on the Company’s incentive bonus program for executive officers.

(2)	All Other Compensation for the fiscal years ended April 30, 2008 and 2007 consists of the following:

	Years	401(k) Company Contribution ($)	Health and Dental Coverage ($)	Company Contribution to Profit-Sharing Plan ($)	Life Insurance & Long-term Disability Coverage ($)	Other ($)		Total ($)

Thomas A. Wentz, Sr.	2008	7,300.00	7,464.00	10,949.96	0	0		25,713.96
	2007	6,400.00	4,829.70	9,600.00	0	0		20,829.70

Diane K. Bryantt	2008	6,043.04	7,245.60	9,064.60	914.52	0		23,267.76
	2007	4,339.98	7,259.64	6,509.97	914.45	0		19,024.04

Timothy P. Mihalick	2008	7,180.02	7,245.60	10,770.07	914.52	3,653.84	(a)	29,764.05
	2007	6,869.98	7,259.64	10,305.01	914.45	5,570.23	(b)	30,919.31

Thomas A. Wentz, Jr.	2008	7,125.04	0	10,687.48	914.52	1,232.00	(c)	19,959.04
	2007	6,850.00	0	10,274.96	914.45	350.00	(d)	18,389.41

Kelly A. Walters	2008	5,700.00	7,464.00	8,549.93	914.44	0		22,628.37
	2007	3,237.50	4,360.24	4,856.18	533.54	0		12,987.46

a)
Consists of $571.69 for personal use of a Company-supplied car (calculated using approximately 8% of the annual insurance, depreciation, gasoline and maintenance costs; it is estimated that personal use comprises approximately 8% of the mileage for the company-owned car), $895 for a three-year Northwest Airlines World Club membership and $2,187.15 for country club dues and associated personal meal and other expenses.

b)
Consists of $558.48 for personal use of a Company-supplied car (calculated using approximately 8% of the annual insurance, depreciation, gasoline and maintenance costs; it is estimated that personal use comprises approximately 8% of the mileage for the company-owned car), $400 for Northwest Airlines World Club membership and $4,611.75 for country club dues and associated personal meal and other expenses.

c)	Consists of $882 for annual service club dues, and $350 for Northwest Airlines World Club membership.
d)	Consists of $350 for Northwest Airlines World Club membership.

(3)	Mr. Walters was not eligible for inclusion in the Non-equity Incentive Plan bonus in fiscal year 2007.

Retirement and 401(k) Plans

The Company’s retirement plan is intended to be a qualified retirement plan under the Internal Revenue Code of 1986, as amended.  All full-time employees of the Company over the age of 21 and with one year of service are eligible to participate in the retirement plan. Contributions to the retirement plan by the Company are at the discretion of the Company’s management.  The Company currently contributes an amount equal to 4.5% of the salary of each employee participating in the retirement plan. All employees over the age of 21 are immediately eligible to participate in the Company’s 401(k) plan, and may contribute up to maximum levels established by the Internal Revenue Services.  The Company currently contributes an amount equal to 3% of the wages of each employee participating in the 401(k) plan.

Compensation Committee Interlocks and Insider Participation

None of the members of the Company’s Compensation Committee currently is, or was formerly, an officer or employee of the Company.  None of the Company’s executive officers currently serves on the compensation committee or any similar committee of any other entity and none of the executive officers serves as a director for any other entity whose executive officers serve on the Company’s compensation committee.

TRUSTEE COMPENSATION

During the fiscal year ended April 30, 2008, trustees not employed by the Company received annual fees of $36,000, plus reimbursement of actual travel expenses and $1,000 for each Board meeting they attended in person or via conference call.  Additionally, the Chairman of the Board received an additional $5,000 for serving as the Chairman, and the Vice Chairman of the Board received an additional $2,500 for serving as the Vice Chairman.  The Chairman of the Audit Committee received an additional $5,000 per year for serving as Audit Committee

Chairman, and other Audit Committee members received an additional $2,500 per year for service on the Audit Committee.   Audit committee members also received $1,000 for each Audit committee meeting they attended in person or via conference call.  Members of other committees received $250 for each committee meeting attended in person or via conference call.  Trustees who are employees of the Company do not receive any separate compensation or other consideration, direct or indirect, for service as a trustee.

Trustee Compensation Table for Fiscal Year Ended April 30, 2008

The following table summarizes the total compensation paid to or earned by the non-employee members of the Company’s Board of Trustees during the fiscal year ended April 30, 2008.  (The format of the following table differs from the specified format included in SEC rules; columns for Stock Awards, Option Awards and Change in Pension Value and Nonqualified Deferred Compensation Earnings are not applicable and have been omitted.)

Name	Fees Earned or Paid in Cash(1) ($)	Total ($)
Patrick G. Jones	46,500.01	46,500.01
Jeffrey L. Miller	51,750.02	51,750.02
C.W. “Chip” Morgan	51,750.03	51,750.03
Edward T. Schafer (2)	31,000.01	31,000.01
W. David Scott	44,200.01	44,200.01
Stephen L. Stenehjem	54,500.04	54,500.04
John D. Stewart	55,500.01	55,500.01

1)	Includes annual fees, meeting attendance fees and additional amounts paid to the Board Chairman, Vice-Chairman, Audit Committee Chair and Audit Committee members; does not include reimbursed expenses.
2)	Mr. Schafer resigned as a trustee of the Company effective January 1, 2008, following his appointment by President Bush as Secretary of Agriculture.

RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Employee

During fiscal year 2008, Karin M. Wentz, daughter of Thomas A. Wentz, Sr., the Company’s President and Chief Executive Officer, and sister of Thomas A. Wentz, Jr., a Trustee and Senior Vice President of the Company, was employed by the Company as Associate General Counsel.  Ms. Wentz was paid a salary totaling $136,667 for her services during fiscal year 2008. Ms. Wentz also received in fiscal year 2008 the standard benefits provided to other Company employees.

Banking Services

The Company maintains an unsecured line of credit with First International Bank and Trust, Watford City, North Dakota.  During fiscal year 2008, the Company had no borrowings under this line of credit, and incurred no interest charges.  During fiscal years 2007 and 2006, respectively, the Company’s interest charges were $71,128 and $14,167 for borrowings under the First International line of credit.  During fiscal year 2007, the Company entered into two loans with First International in the amounts of $450,000 and $2,400,000, respectively, paying a total of $34,287 in origination fees and loan closing costs for these two loans, and paying interest on the loans of $25,545 and $69,328, respectively, during fiscal year 2007, and $34,034 and $173,663, respectively, during fiscal year 2008.  The Company also maintains a number of checking accounts with First International.  In each of fiscal years 2008, 2007 and 2006, IRET paid less than $500 in total in various wire transfer and other fees charged on these checking accounts.  Stephen L. Stenehjem, a member of the Company’s Board of Trustees and Audit Committee, is the President and Chief Executive Officer of First International, and the bank is owned by Mr. Stenehjem and members of his family.

Property Acquisition

During fiscal year 2008, the Company acquired the Intertech Building, a two-story, approximately 64,607 square foot office building located on approximately 3.4 acres in Fenton, Missouri. The Company paid $7 million in cash for the property.  The purchase price was negotiated based on the results of an appraisal obtained by the

Company.  The Company acquired the property from affiliates of W. David Scott, a member of the Company’s Board of Trustees.  As required by the Company’s Declaration of Trust, the acquisition was approved by a majority of IRET’s trustees (with Mr. Scott abstaining), and by a majority of the independent trustees, and the property was purchased at a cost less than its current appraised value.

Related Party Transactions Policy

In February 2007 the Company’s Board of Trustees adopted a written related party transactions approval policy, which sets forth the Company’s policies and procedures for the review, approval or ratification of any transaction required to be reported in Company filings with the Securities and Exchange Commission. The policy applies to any transaction, arrangement or relationship or series of similar transactions, arrangements or relationships in which the Company (or any of its subsidiaries) is a participant, in which the aggregate amount involved will or may be expected to exceed $120,000 in any fiscal year, and in which a related party has a direct or indirect interest (other than solely as a result of being a director or a less than 10 percent beneficial owner of another entity).

The Audit Committee of the Board of Trustees must approve any related party transaction subject to this policy before commencement of the transaction, or, if it is not practicable to wait until the next Audit Committee meeting, the transaction may be submitted to the Chair of the Audit Committee, who has the delegated authority to act between Audit Committee meetings to pre-approve, or ratify, as applicable, any related party transaction in which the aggregate amount involved is expected to be less than $250,000.  Related party transactions that are identified as such subsequent to their commencement will promptly be submitted to the Audit Committee or the chair of the Audit Committee, which shall, if they determine it to be appropriate, ratify the transaction.  The Audit Committee will annually review all ongoing related party transactions and assess whether they remain appropriate.  Under the policy, the Audit Committee or its Chair shall approve only those related party transactions that are in, or are not inconsistent with, the best interests of the Company and its shareholders, as determined by the Committee or the Chair in good faith.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended (“Section 16(a)”) requires that the trustees and executive officers of the Company file with the SEC, within specified due dates, initial reports of ownership of the Company’s shares of beneficial interest and Units and Preferred Shares, and reports of changes in ownership of Shares, Units and Preferred Shares.  As a matter of practice, the Company’s administrative staff assists our trustees and executive officers with these reporting requirements, and typically files these reports on their behalf. The Company is required to disclose whether it has knowledge that any person required to file such reports may have failed to do so in a timely manner. Based solely on a review of the copies of the fiscal year 2008 reports in the Company’s possession, and on written representations from the Company’s reporting persons that no other reports were required during the year ended April 30, 2008, the Company believes that all of the trustees and executive officers of the Company have timely satisfied their Section 16(a) reporting obligations for the fiscal year ended April 30, 2008, except for a late Form 4 filing arising from the sale of 7,233 common shares of beneficial interest on behalf of Mr. John Stewart on August 22, 2007, notice of which was filed on Form 4 on September 20, 2007, or 19 business days late.  Mr. Stewart informed the Company that these shares were to have been transferred from a brokerage account to another account, but were instead mistakenly sold, and that because he was not promptly advised of the sale he accordingly did not make a timely Form 4 filing.

PROPOSAL 2:  APPROVAL OF THE COMPANY’S 2008 INCENTIVE AWARD PLAN

The Board of Trustees has adopted, subject to approval by the Company’s shareholders, the 2008 Incentive Award Plan of Investors Real Estate Trust and IRET Properties, a North Dakota Limited Partnership (the “Incentive Award Plan”).   If approved, the Incentive Award Plan would provide for the grant of long-term incentive awards, consisting of restricted shares, performance awards and stock payment awards, to eligible employees, consultants and trustees of the Company and IRET Properties (the “Operating Partnership”).  The Company currently has no equity-based incentive award plan; any and all incentive awards currently made to eligible employees and trustees are paid in cash.  The Company’s Compensation Committee and Board of Trustees believe that it is in the best interests of the Company and its shareholders that the Board of Trustees have the ability to pay incentive awards to Company officers, employees, consultants and trustees in whole or in part in common shares and restricted shares of the Company, rather than exclusively in cash.  The Incentive Award Plan will contribute to an alignment of the interests of management, employees, consultants and trustees with those of the Company and its shareholders, as the value of equity awards is directly linked to the market value of the Company’s Shares.  Under the listing requirements of the NASDAQ, shareholder approval of the Incentive Award Plan is necessary to permit the Board to grant incentive awards payable in the Company’s common shares.

The Incentive Award Plan contains a number of provisions that the Board believes are consistent with the interest of the shareholders and with sound corporate governance practices, including:

•	Reasonable Limitation on Shares Issued. The authorized share pool of 2 million shares is approximately 3.5 percent of common shares outstanding as of June 30, 2008.

•	No Discount Shares. All Shares will be awarded at the market price on the date of award.

The Board of Trustees is asking Company shareholders to approve the Incentive Award Plan because it believes that the plan will contribute to the continued success of the Company.  The Incentive Award Plan will become effective upon approval by the Company’s shareholders.

A summary of the material features of the Incentive Award Plan is set forth below.  This summary is qualified in its entirety by reference to the Incentive Award Plan itself, which is included herein as Appendix A.

General

The Incentive Award Plan generally provides for the grant of long-term incentive awards to eligible employees, trustees and consultants of the Company and the Operating Partnership, and their subsidiaries.  The purpose of the Incentive Award Plan is to promote the success and enhance the value of the Company by linking the personal interests of employees (including executive officers), trustees and consultants to those of the Company’s shareholders by providing such individuals with an incentive for outstanding performance to generate superior returns to the Company’s shareholders.

Types of Awards

Awards issuable under the Incentive Award Plan are limited to restricted shares, performance awards (payable in cash, Shares or a combination of both cash and Shares) and stock payment awards.  No stock options, stock appreciation rights or deferred stock awards are issuable under the Incentive Award Plan.

Shares Available for Awards

The Incentive Award Plan provides that a total of two million of the Company’s common shares of beneficial interest will be reserved for issuance pursuant to the plan, subject to certain adjustments set forth therein.  To the extent that an award terminates, lapses, expires, or is canceled or forfeited without having been fully exercised, any common shares subject to the award will again be available for the grant of awards under the Incentive Award Plan.

Eligibility

Employees and consultants of the Company, the Operating Partnership or any subsidiary of the Company or Operating Partnership, and trustees of the Company, are eligible to be granted restricted shares, performance awards (payable in cash, Shares or a combination of both cash and Shares) and stock payment awards under the Incentive Award Plan.  As of April 30, 2008, we had 69 employees, seven of whom constitute our senior executive group, and eight trustees who are eligible to participate in the Incentive Award Plan.

Administration

The Incentive Award Plan is administered by the Compensation Committee, except that the full Board of Trustees administers awards to trustees.  Each member of the Compensation Committee that administers the Incentive Award Plan will be both a “non-employee director” within the meaning of Rule 16b-3 of the Securities Exchange Act of 1934 (the “Exchange Act”), and an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code.  The Incentive Award Plan also requires that each such trustee be an “independent director” under the rules of the NASDAQ (or other securities market on which the Company’s common shares are then traded).  Under the Incentive Award Plan, any action taken by the Compensation Committee will be valid and effective, whether or not members of the Committee are later determined not to have satisfied these membership requirements or otherwise provided in the Committee’s charter.  The Incentive Award Plan provides that the administrator of the plan has the authority to designate recipients of awards and to determine the terms and provisions of awards, including the expiration date and vesting schedule.

Restricted Shares and Stock Payment Awards

The Incentive Award Plan provides for the issuance of restricted stock awards and stock payment awards to eligible individuals.  Restricted stock awards will generally be subject to such transferability and vesting restrictions as the administrator shall determine. The Company, Operating Partnership or subsidiary, as the case may be, will have the right to repurchase restricted Shares immediately upon the termination of the holder’s employment, trusteeship or consultancy, as the case may be, at a cash price per Share equal to the price paid by the holder for the restricted Shares. The administrator will determine the terms and conditions of stock payment awards, including vesting and other conditions, and whether the awards will be based on specified performance criteria.  A stock payment award is only payable while the holder of the award is an employee, consultant or trustee, as the case may be, unless the administrator determines otherwise.

Performance Awards

Performance awards are also issuable under the Incentive Award Plan. Any participant selected by the Compensation Committee may be granted a performance award in the form of a cash bonus, stock bonus or payable in a combination of cash and common shares. The Compensation Committee may grant performance awards in the form of a cash bonus to employees who are or may be “covered employees,” as defined in Section 162(m) of the Internal Revenue Code, that are intended to be performance-based awards within the meaning of Section 162(m) of the Internal Revenue Code in order to preserve the deductibility of these awards for federal income tax purposes.  Participants are only entitled to receive payment for a performance-based award for any given performance period to the extent that pre-established performance goals set by the Compensation Committee for the period are satisfied.  These pre-established performance goals must be based on one or more of the following performance criteria relating to the Company, the Operating Partnership or any subsidiary, division or operating unit of the Company or Operating Partnership: (1) funds from operations and funds from operations per share and unit, (2) United States generally accepted accounting principles earnings per share, (3) improvement in economic vacancy or other operational targets, (4) asset growth, (5) pre-tax or after-tax income (before or after allocation of corporate overhead and bonus), (6) net income (before or after taxes), (7) reduction in expenses, (8) pre-tax or after-tax operating income, (9) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization, (10) gross revenue, (11) working capital, (12) profit margin or gross profits, (13) Share price, (14) cash flow or cash flow per  Share (before or after dividends), (15) cash flow return on investment, (16) return on capital (including return on total capital or return on invested capital), (17) return on assets or net assets, (18) market share, (19) pre-tax or after-tax earnings per Share, (20) pre-tax or after-tax operating earnings per Share, (21) total stockholder return, (22) growth measures, including revenue growth, as compared with a peer group or other benchmark, (23) economic value-added models or equivalent metrics, (24) comparisons with various stock market indices, (25) improvement in or attainment of expense levels or working capital levels, (26) operating margins, gross margins or cash margins, (27) year-end cash, (28) debt reductions, (29) stockholder equity, (30) regulatory achievements, (31) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel,  (32) customer satisfaction, (33) operating efficiency, productivity ratios, (34) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).  Each such goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions and/or operating units) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), stockholders’ equity and/or Shares outstanding, or to assets or net assets.  Generally, a recipient of a performance award will have to be employed by the Company, the Operating Partnership or a subsidiary on the date the performance award is paid.

Adjustments and Company Transactions

In the event of certain Company transactions and changes in our organizational structure or capitalization, the administrator will make appropriate adjustments to the aggregate number of shares issuable under the Incentive Award Plan and the terms and conditions of any outstanding awards, including the number of shares issuable thereunder.  The administrator also has the authority under the Incentive Award Plan to take certain other actions with respect to outstanding awards in the event of a Company transaction, including provision for the cash-out, termination, assumption or substitution of such awards.

Termination and Amendment

The administrator may at any time terminate, amend, suspend or modify the Incentive Award Plan, but the Company must obtain shareholder approval of any amendment if necessary and desirable to comply with any applicable law, regulation or stock exchange rule. No amendment to the Incentive Award Plan can be made without the approval of our shareholders if the amendment increases the number of common shares issuable under the plan. Unless the award itself expressly provides otherwise, any termination, amendment or modification of the Incentive Award Plan which materially adversely affects any outstanding award requires the prior written consent of the affected holder. Unless sooner terminated by the Board, the Incentive Award Plan will automatically terminate on the 10th anniversary of the date on which the plan was adopted by the Board. No award may be granted under the Incentive Award Plan after its termination, but awards that are outstanding at such time will remain in effect. The Incentive Award Plan will become effective if and when it is approved by our shareholders.

Additional Restrictions on Awards

The Incentive Award Plan provides that no participant in the Incentive Award Plan will be permitted to acquire, or will have any right to acquire, shares thereunder if such acquisition would be prohibited by the share ownership limits contained in our Declaration of Trust, or would impair our status as a REIT.

Federal Income Tax Consequences

The following discussion of the federal income tax consequences of the Incentive Award Plan under current federal income tax law is a summary only, dealing with the general tax principles applicable to the Incentive Award Plan, and is intended for general information only.  The discussion does not purport to be a complete analysis of all of the potential tax effects of the incentive Award Plan.  It is based upon laws, regulations, rulings and decisions now in effect, all of which are subject to change.  Foreign, state and local tax laws, and estate and gift tax considerations are not discussed, and may vary depending on individual circumstances and from locality to locality.

Stock Payment and Performance Awards. Subject to Section 162(m) discussed below, stock payment awards and cash or stock-based performance awards are subject to tax at the time of payment.  Compensation otherwise effectively deferred is taxed when paid.  The Company, our Operating Partnership or the participant’s employer, as applicable, will generally have a corresponding deduction at the time the participant recognizes income, subject to Section 162(m) of the Code with respect to covered employees.

Restricted Stock Awards.  Subject to Section 162(m) of the Code, discussed below, the Company, our Operating Partnership or the participant’s employer receives a deduction and the participant recognizes taxable income equal to the fair market value of the restricted stock at the time the restrictions on it lapse over the amount, if any, the participant paid for the restricted stock.  If the Company consents, the participant may recognize income immediately by so electing not later than 30 days after the date the restricted stock is granted as permitted under Section 83(b) of the Code, in which case the deduction and the participant’s inclusion in income occur on the grant date based on the fair market value of stock on that date. Any dividends received on restricted stock during the restriction period are deductible and included in the participant’s ordinary income.

Tax Deductibility and Section 162(m) of the Code. Section 162(m) of the Code generally places a $1 million annual limit on the amount of compensation paid to each of the Company’s named executive officers that may be deducted by the Company for federal income tax purposes unless such compensation constitutes “qualified performance-based compensation” which is based on the achievement of pre-established performance goals set by a committee of the Board pursuant to an incentive plan that has been approved by the Company’s shareholders.  The Incentive Award Plan provides that certain awards made thereunder may, in the discretion of the Compensation Committee, be structured so as to qualify for the “qualified performance-based compensation” exception to the $1 million annual deductibility limit of Section 162(m).

Other Considerations. Awards that are granted, accelerated or enhanced upon the occurrence of a change in control may give rise, in whole or in part, to excess parachute payments within the meaning of Section 280G of the Code to the extent that such payments, when aggregated with other payments subject to Section 280G, exceed the limitations contained in that provision.  Such excess parachute payments are not deductible by the Company and are subject to an excise tax of 20% payable by the recipient.

The Incentive Award Plan is not subject to any provision of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401(a) of the Code.  Special rules may apply to a participant who is subject to Section 16 of the Exchange Act.

Plan Benefits

No awards will be granted pursuant to the Incentive Award Plan until it is approved by the Company’s shareholders.  In addition, awards are subject to the discretion of the administrator.  As of the date of this proxy statement, no determination has been made as to the types or amounts of awards that will be granted to specific individuals pursuant to the Incentive Award Plan. Therefore, it is not possible to determine the benefits that will be received in the future by participants in the Incentive Award Plan.

Supplemental Information

In accordance with Instruction 5 of Item 10 of Schedule 14A, please be advised that the Company intends to register under the Securities Act of 1933, as amended, on Form S-8, the common shares of beneficial interest of the Company that may be made subject to awards under the Company’s 2008 Incentive Award Plan prior to the issuance of such awards.

Closing Sale Price of Common Shares

The closing sale price of our common shares on July 18, 2008, as reported by the NASDAQ Global Market, was $9.92 per Share.

Vote Required

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, provided a quorum is present, is required to approve the Company’s proposed 2008 Incentive Award Plan.  The Board unanimously recommends that you vote FOR the approval of the 2008 Incentive Award Plan.

PROPOSAL 3:  RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

The Audit Committee has approved Deloitte & Touche LLP (“Deloitte & Touche”) as the Company’s independent auditors for the current fiscal year ending April 30, 2009.  Deloitte & Touche completed the audits for the Company’s last five fiscal years, ended April 30, 2008, 2007, 2006, 2005 and 2004.  The Company’s fiscal year 2004 was the first year that Deloitte & Touche audited the Company’s financial statements.  As a matter of good corporate governance, the Audit Committee has determined to submit its selection to shareholders for ratification.  In the event that this selection of auditors is not ratified by a majority of the voting power of the shareholders present in person or by proxy at the Annual Meeting, the Audit Committee will review its future selection of independent auditors.

The Company expects that a representative of Deloitte & Touche will be present at the Annual Meeting.  The representative will have the opportunity to make a statement if he or she so desires. The representative will also be available to respond to questions from shareholders.

Fees Paid to the Company’s Principal Independent Accountants

The following table shows the aggregate fees billed to date for the audit and other services provided by Deloitte & Touche LLP, the Company’s independent registered public accounting firm, for fiscal years 2008 and 2007.  These amounts exclude reimbursed expenses.

	2008	2007
Audit Fees	$313,300	$283,100
Audit-Related Fees	0	13,000
Tax Fees	0	0
All Other Fees	0	0
TOTAL	$313,300	$296,100

Audit Fees: This category includes the audit of the Company’s annual financial statements, review of financial statements included in the Company’s quarterly reports on Form 10-Q, and services that are normally provided by the independent accountant in connection with regulatory filings, such as comfort letters and consents and assistance with and reviews of documents filed with the SEC.

Audit-Related Fees: This category consists of assurance and related services provided by the independent accountant that are reasonably related to the performance of the audit or review of the Company’s financial statements and are not reported above under “Audit Fees.”  The services for the fees disclosed under this category generally include fees for stand-alone audits of subsidiaries, due diligence associated with acquisitions, benefit plan audits, other accounting consulting, and Sarbanes-Oxley Section 404 pre-implementation assistance.  The Company’s independent registered public accounting firm performed no services in this category during fiscal year 2008.

Tax Fees: This category consists of professional services rendered by the independent accountant primarily in connection with the Company’s tax compliance activities, including the preparation of tax returns and technical tax advice related to the preparation of tax returns.  The Company’s independent registered public accounting firm performed no services in this category during fiscal years 2008 and 2007.

All Other Fees: This category consists of fees for other permissible services that do not meet the above category descriptions. The Company’s independent registered public accounting firm performed no services in this category during fiscal years 2008 and 2007.

Vote Required

The affirmative vote of a majority of the voting power of the shareholders present in person or by proxy, provided a quorum is present, at the Annual Meeting, is required to approve Proposal 3. The Board unanimously recommends that you vote FOR the ratification of the selection of Deloitte & Touche LLP as the Company’s independent auditors for fiscal year 2009.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee of the Board of Trustees (the “Audit Committee”) oversees the accounting and financial reporting processes of the Company and the audits of the Company’s annual financial statements.  The Audit Committee is made up solely of independent trustees, as defined in the applicable NASDAQ and SEC rules, and it operates under a written charter adopted by the Board, a copy of which is available on the Company’s investor relations website at www.iret.com, under the “Corporate Governance” caption.  The Audit Committee reviews and assesses the adequacy of its charter on an annual basis.  The Company’s Board of Trustees has determined that each of John D. Stewart, the Chair of the Audit Committee, and Stephen L. Stenehjem and C.W. “Chip” Morgan, members of the Audit Committee, is an audit committee financial expert as defined by the rules of the SEC.

The Audit Committee held four meetings during fiscal year 2008.  The Audit Committee met quarterly with representatives of Deloitte & Touche LLP, the Company’s independent registered public accounting firm (the “independent auditors”), during fiscal year 2008, and met with the independent auditors subsequent to the fiscal year end as well, in respect of the year-end audit.  Among other matters, the Audit Committee has discussed with the independent auditors the matters required to be discussed by auditing standards of the Public Company Accounting Oversight Board (United States) (hereinafter referred to as “the PCAOB standards”), in particular Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended by Statement on Auditing Standards No. 90, Audit Committee Communications.  The Audit Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.  The Audit Committee has also discussed with the independent auditors their independence.  The independent auditors have free access to the Audit Committee to discuss any matters they deem appropriate.

As described more fully in its Charter, the Audit Committee represents and assists the Board of Trustees in its oversight of the integrity of the Company’s financial reporting, the independence, qualifications and performance of the Company’s independent auditors, and the Company’s compliance with legal and regulatory requirements.  Company management has the primary responsibility for the financial statements and the reporting process.  The Company’s independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with the PCAOB standards.  In accordance with law, the Audit Committee has the ultimate authority and responsibility to select, compensate, evaluate and, when appropriate, replace the Company’s independent auditors.  The Audit Committee has the authority to engage its own outside advisors as it determines appropriate, apart from counsel or advisors hired by management.

In accordance with law, the Audit Committee has established procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, including the confidential, anonymous submission by Company employees of concerns regarding accounting or auditing matters. Further, the Audit Committee has pre-approved all audit and audit-related services provided by the independent auditors to the Company, and the related fees for such services, and has concluded that all such services are compatible with the auditors’ independence.  No non-audit services were provided to the Company by the independent auditors in fiscal year 2008.  See “Proposal 3: Ratification of Selection of Independent Auditors” for more information regarding fees paid to the Company’s independent auditors for services in fiscal years 2007 and 2008.

The Audit Committee reviewed and discussed with management its assessment and report on the effectiveness of the Company’s internal control over financial reporting as of April 30, 2008, which management made using the criteria set forth by the Committee of Sponsoring Organizations of the Treadway Commission in Internal Control-Integrated Framework.  The Audit Committee also reviewed and discussed with Deloitte & Touche LLP its report on the Company’s internal control over financial reporting.  The Company published these reports in its Annual Report on Form 10-K for the fiscal year ended April 30, 2008.

The Audit Committee has reviewed and discussed the consolidated financial statements for fiscal year 2008 with management and the independent auditors.  This review included a discussion with management of the quality of the Company’s accounting principles, the reasonableness of significant estimates and judgments, and the clarity of disclosure in the Company’s financial statements, including the disclosures related to critical accounting estimates.  Following these discussions and the Audit Committee’s review of the report of the independent auditors, the Audit Committee recommended to the Board, and the Board approved, the inclusion of the audited financial statements in the Company’s Annual Report on Form 10-K for the year ended April 30, 2008, for filing with the SEC.

The Audit Committee has selected Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2009.  The Board of Trustees has concurred in that selection and has presented the matter to the shareholders of the Company for ratification.

John D. Stewart (Chair)
Stephen L. Stenehjem
C.W. “Chip” Morgan

SHAREHOLDER PROPOSALS

We did not receive a request from any shareholder that a matter be submitted to a vote at the 2008 Annual Meeting.  Shareholders who wish to submit a proposal for presentation at the annual meeting of shareholders to be held in 2009 must submit the proposal to the Company at PO Box 1988, Minot, ND, 58702-1988, Attention: Secretary. Such proposal must be received by the Company no later than April 6, 2009, in order to be included in the Company’s proxy statement and form of proxy relating to that meeting. Such proposals must comply with the requirements as to form and substance established by the SEC and set forth in Rule 14a-8 of the Securities Exchange Act in order to be included in the proxy statement.

Shareholders who wish to make a proposal at the 2009 Annual Meeting of Shareholders without having the proposal included in the Company’s proxy statement and form of proxy relating to that meeting must notify the Company by June 20, 2009. If the shareholder fails to give notice by this date, then such notice will be considered untimely under Rule 14a-4(c)(1) of the Securities Exchange Act, and the persons named as proxies in the proxies solicited by the Board for the 2008 Annual Meeting may exercise discretionary voting power with respect to any such proposal.

The Company reserves the right to reject, rule out of order or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

For information on recommending individuals for consideration as nominees to IRET’s Board of Trustees, see the discussion under the subheading “Committees” in the section of this proxy statement entitled “Information Concerning the Board of Trustees.”

ELECTRONIC DELIVERY OF PROXY MATERIALS

We are pleased to offer Company shareholders the choice of receiving our proxy materials electronically over the Internet instead of receiving paper copies through the mail.  Choosing electronic delivery will save us the costs of printing and mailing these materials, and will help conserve natural resources.  Our fiscal year 2008 annual report and proxy statement are being mailed to all shareholders who have not already elected to receive these materials electronically.  If you are a shareholder of record and would like to receive these materials electronically in the future, you may enroll for this service on the Internet after you vote your shares in accordance with the instructions for Internet voting set forth on the enclosed proxy card.  We encourage our shareholders to receive proxy materials via the Internet because it reduces Company expenses, is easier on the environment, and offers additional convenience for shareholders.  Beginning with our fiscal year 2009 proxy materials, and in accordance with new SEC rules, we plan to send all shareholders who have not affirmatively opted to receive paper materials, all of their proxy materials via the Internet.  However, you still may opt to continue receiving paper copies of proxy materials, at no cost to you, by following the provided instructions. You may also enroll for electronic delivery of future Company shareholder materials at any time on our website at www.iret.com.  Select the “Investor Relations” link and then the “Click Here to Enroll” link. As with all Internet usage, the user must pay all access fees and telephone charges. An electronic version of this proxy statement is posted on our website at www.iret.com. Select the “Investor Relations” link and then either the “SEC Filings” link or the “Corporate Governance” link.

SHAREHOLDERS WITH THE SAME LAST NAME AND ADDRESS

In accordance with notices that we sent to certain shareholders, we are sending only one copy of our annual report and proxy statement to shareholders who share the same last name and address, unless they have notified us that they want to continue receiving multiple copies. This practice, known as “householding,” is designed to reduce duplicate mailings and save significant printing and postage costs as well as natural resources.

Householding for bank and brokerage accounts is limited to accounts within the same bank or brokerage firm. For example, if you and your spouse share the same last name and address, and you and your spouse each have two accounts containing IRET common shares at two different brokerage firms, your household will receive two copies of the Company’s annual meeting materials - one from each brokerage firm.

If you received a householded mailing this year and you would like to have additional copies of our annual report and/or proxy statement mailed to you, or you would like to opt out of this practice for future mailings, please submit your request to our Investor Relations department by fax to (701) 838-7785, by mail to the Company at Investor Relations, PO Box 1988, Minot, ND  58702-1988 or by calling Investor Relations between 8:30 a.m. and 5:00 p.m. CT at 1-888-478-4738. Similarly, you may also contact us if you received multiple copies of the annual meeting materials and would prefer to receive a single copy in the future.

COMMUNICATING WITH IRET

If you would like to receive information about Investors Real Estate Trust, you may use one of the following methods:

1.
The Company’s internet site, located at www.iret.com, contains information about the Company and its properties. The Company’s Investor Relations site contains press releases, earnings releases, financial information and stock quotes, as well as corporate governance information and links to the Company’s SEC filings. This proxy statement and our 2008 Annual Report on Form 10-K are both available on the internet at www.iret.com.

2.	To have information such as our latest Form 10-Q or annual report mailed to you, please call us at 1-888-478-4738 or send a fax with your request to (701)-838-7785.

If you would like to contact us, call IRET Investor Relations at 1-888-478-4738, or send correspondence to IRET, Attn:  Investor Relations, PO Box 1988, Minot, North Dakota  58702-1988.

OTHER MATTERS

It is not expected that any matters other than those described in this proxy statement will be brought before the Annual Meeting.  If any other matters are properly presented at the meeting for action, the persons named in the accompanying proxy will vote upon them in accordance with their best judgment.

By Order of the Board of Trustees

Michael A. Bosh
Secretary and General Counsel

August 4, 2008
Minot, North Dakota

Upon written request of any shareholder entitled to receive this proxy statement, the Company will provide, without charge, a copy of its Annual Report on Form 10-K, including the consolidated financial statements, the notes thereto and financial statement schedules, as filed with the Securities and Exchange Commission.  Any such request should be addressed to Michael A. Bosh, Secretary and General Counsel of the Company, at PO Box 1988, Minot, ND 58702-1988.  This request must include a representation by the shareholder that as of July 21, 2008, the shareholder was entitled to vote at the Annual Meeting.

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25

Appendix A

2008 INCENTIVE AWARD PLAN
OF
INVESTORS REAL ESTATE TRUST
AND
IRET PROPERTIES, A NORTH DAKOTA LIMITED PARTNERSHIP

Investors Real Estate Trust, a North Dakota real estate investment trust (the “Company”), and IRET Properties, a North Dakota Limited Partnership (the “Partnership”), have adopted this 2008 Incentive Award Plan (the “Plan”) effective as of September __, 2008, for the benefit of their eligible employees, consultants and trustees and those of their subsidiaries.

The purposes of the Plan are as follows:

(1) To provide an additional incentive for trustees, consultants and key employees of the Company and the Partnership and their subsidiaries to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock which recognize such growth, development and financial success.

(2) To enable the Company, the Partnership and their subsidiaries, to obtain and retain the services of trustees, consultants and key employees considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company which will reflect the growth, development and financial success of the Company.

ARTICLE I.
DEFINITIONS

Wherever the following terms are used in the Plan they shall have the meanings specified below, unless the context clearly indicates otherwise. The singular pronoun shall include the plural where the context so indicates.

1.1. “Administrator” shall mean the entity that conducts the general administration of the Plan as provided herein. With reference to the administration of the Plan with respect to Awards granted to Independent Trustees, the term “Administrator” shall refer to the Board. With reference to the administration of the Plan with respect to any other Award, the term “Administrator” shall refer to the Committee unless the Board has assumed the authority for administration of the Plan generally as provided in Section 6.1.

1.2. “Award” shall mean a Restricted Stock Award, Stock Payment Award or a Performance Award that may be awarded or granted under the Plan (collectively, “Awards”).

1.3. “Award Agreement” shall mean a written agreement executed by an authorized officer of the Company and the Holder which shall contain such terms and conditions with respect to an Award as the Administrator shall determine, consistent with the Plan.

1.4. “Award Limit” shall have the meaning set forth in Section 2.1(b).

1.5. “Board” shall mean the Board of Trustees of the Company.

1.6. “Change in Control” shall mean the occurrence of any of the following events:

(i) the acquisition, directly or indirectly, by any “person” or “group” (as those terms are defined in Sections 3(a)(9), 13(d), and 14(d) of the Exchange Act and the rules thereunder) of “beneficial ownership” (as determined pursuant to Rule 13d-3 under the Exchange Act) of securities entitled to vote generally in the election of Trustees (“voting securities”) of the Company that represent 35% or more of the combined voting power of the Company’s then outstanding voting securities, other than

(A) an acquisition of securities by a trustee or other fiduciary holding securities under any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company or by any employee benefit plan (or related trust) sponsored or maintained by the Company or any person controlled by the Company, or

(B) an acquisition of securities by the Company or a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of the stock of the Company, or

(C) an acquisition of securities pursuant to a transaction described in clause (iii) below that would not be a Change in Control under clause (iii).

Notwithstanding the foregoing, the following event shall not constitute an “acquisition” by any person or group for purposes of this clause (i): an acquisition of the Company’s securities by the Company which causes the Company’s voting securities beneficially owned by a person or group to represent 35% or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, that if a person or group shall become the beneficial owner of 35% or more of the combined voting power of the Company’s then outstanding voting securities by reason of share acquisitions by the Company as described above and shall, after such share acquisitions by the Company, become the beneficial owner of any additional voting securities of the Company, then such acquisition shall constitute a Change in Control;

(ii) individuals who, as of the effective date of this Plan, constitute the Board (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a Trustee subsequent to the date hereof whose election by the Company’s shareholders, or nomination for election by the Board, was approved by a vote of at least a majority of the Trustees then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Trustees or other actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board;

(iii) the consummation by the Company (whether directly involving the Company or indirectly involving the Company through one or more intermediaries) of (x) a merger, consolidation, reorganization, or business combination or (y) a sale or other disposition of all or substantially all of the Company’s assets or (z) the acquisition of assets or stock of another entity, in each case, other than a transaction

(A) which results in the Company’s voting securities outstanding immediately before the transaction continuing to represent (either by remaining outstanding or by being converted into voting securities of the Company or the person that, as a result of the transaction, controls, directly or indirectly, the Company or owns, directly or indirectly, all or substantially all of the Company’s assets or otherwise succeeds to the business of the Company (the Company or such person, the “Successor Entity”)) directly or indirectly, at least 50% of the combined voting power of the Successor Entity’s outstanding voting securities immediately after the transaction, and

(B) after which no person or group beneficially owns voting securities representing 35% or more of the combined voting power of the Successor Entity; provided, however, that no person or group shall be treated for purposes of this clause (B) as beneficially owning 35% or more of combined voting power of the Successor Entity solely as a result of the voting power held in the Company prior to the consummation of the transaction; or

(iv) approval by the Company’s shareholders of a liquidation or dissolution of the Company.

For purposes of clause (i) above, the calculation of voting power shall be made as if the date of the acquisition were a record date for a vote of the Company’s shareholders, and for purposes of clause (iii)

above, the calculation of voting power shall be made as if the date of the consummation of the transaction were a record date for a vote of the Company’s shareholders.

1.7. “Code” shall mean the Internal Revenue Code of 1986, as amended, and any regulations promulgated under the Code.

1.8. “Committee” shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 6.1.

1.9. “Common Stock” shall mean the common shares of beneficial interest of the Company, no par value per share.

1.10. “Company” shall mean Investors Real Estate Trust, a North Dakota real estate investment trust.

1.11. “Company Consultant” shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Company or any Company Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Company or any Company Subsidiary to render such services.

1.12. “Company Employee” shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company or of any Company Subsidiary.

1.13. “Company Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Company or by one or more Company Subsidiaries or by the Company and one or more Company Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Company or by one or more other Company Subsidiaries or by the Company and one or more Company Subsidiaries; provided, however, that “Company Subsidiary” shall not include the Partnership, or any Partnership Subsidiary.

1.14. “Consultant” shall mean any Company Consultant or Partnership Consultant.

1.15. “DRO” shall mean a domestic relations order assigning an interest in an Award.

1.16. “Employee” shall mean any Company Employee or Partnership Employee.

1.17. “Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

1.18. “Fair Market Value” means, as of any given date, (a) if the Common Stock is traded on an exchange, the closing price of a share of Common Stock as reported in the Wall Street Journal (or such other source as the Company may deem reliable for such purposes) for such date, or if no sale occurred on such date, the first trading date immediately prior to such date during which a sale occurred; or (b) if the Common Stock is not traded on an exchange but is quoted on a quotation system, the mean between the closing representative bid and asked prices for the Common Stock on such date, or if no sale occurred on such date, the first date immediately prior to such date on which sales prices or bid and asked prices, as applicable, are reported by such quotation system; or (c) if the Common Stock is not publicly traded, the fair market value established by the Administrator acting in good faith.

1.19. “Holder” shall mean a person who has been granted or awarded an Award.

1.20. “Independent Trustee” shall mean a member of the Board who is not an Employee.

1.21. “Partnership” shall mean IRET Properties, a North Dakota Limited Partnership.

1.22. “Partnership Agreement” shall mean the Agreement of Limited Partnership of IRET Properties, a North Dakota Limited Partnership, dated as of January 31, 1997, as the same may be amended, modified or restated from time to time.

1.23. “Partnership Consultant” shall mean any consultant or adviser if: (i) the consultant or adviser renders bona fide services to the Partnership or any Partnership Subsidiary; (ii) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company’s securities; and (iii) the consultant or adviser is a natural person who has contracted directly with the Partnership or any Partnership Subsidiary to render such services.

1.24. “Partnership Employee” shall mean any employee (as defined in accordance with Section 3401(c) of the Code) of the Partnership or any entity which is then a Partnership Subsidiary.

1.25. “Partnership Subsidiary” shall mean (i) a corporation, association or other business entity of which 50% or more of the total combined voting power of all classes of capital stock is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, (ii) any partnership or limited liability company of which 50% or more of the capital and profits interests is owned, directly or indirectly, by the Partnership or by one or more Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries, and (iii) any other entity not described in clauses (i) or (ii) above of which 50% or more of the ownership and the power, pursuant to a written contract or agreement, to direct the policies and management or the financial and the other affairs thereof, are owned or controlled by the Partnership or by one or more other Partnership Subsidiaries or by the Partnership and one or more Partnership Subsidiaries.

1.26. “Performance Award” shall mean a cash bonus, stock bonus or other performance or incentive award that is paid in cash, Common Stock or a combination thereof, awarded under Article V of the Plan.

1.27. “Performance Criteria” shall mean the goals established by the Committee, which shall be satisfied or met as a condition to the exercisability, vesting or receipt of all or a portion of an Award.  Such goals shall be based exclusively on one or more of the following with respect to the Company, the Partnership, and any Subsidiary or any division or operating unit thereof: (1) funds from operations and funds from operations per share and unit, (2) United States generally accepted accounting principles earnings per share, (3) improvement in economic vacancy or other operational targets, (4) asset growth, (5) pre-tax or after-tax income (before or after allocation of corporate overhead and bonus), (6) net income (before or after taxes), (7) reduction in expenses, (8) pre-tax or after-tax operating income, (9) earnings (including earnings before taxes, earnings before interest and taxes, or earnings before interest, taxes, depreciation and amortization, (10) gross revenue, (11) working capital, (12) profit margin or gross profits, (13) Share price, (14) cash flow or cash flow per  Share (before or after dividends), (15) cash flow return on investment, (16) return on capital (including return on total capital or return on invested capital), (17) return on assets or net assets, (18) market share, (19) pre-tax or after-tax earnings per Share, (20) pre-tax or after-tax operating earnings per Share, (21) total stockholder return, (22) growth measures, including revenue growth, as compared with a peer group or other benchmark, (23) economic value-added models or equivalent metrics, (24) comparisons with various stock market indices, (25) improvement in or attainment of expense levels or working capital levels, (26) operating margins, gross margins or cash margins, (27) year-end cash, (28) debt reductions, (29) stockholder equity, (30) regulatory achievements, (31) implementation, completion or attainment of measurable objectives with respect to research, development, products or projects, production volume levels, acquisitions and divestitures and recruiting and maintaining personnel,  (32) customer satisfaction, (33) operating efficiency, productivity ratios, (34) strategic business criteria, consisting of one or more objectives based on meeting specified revenue, market penetration, geographic business expansion goals (including accomplishing regulatory approval for projects), cost or cost savings targets, accomplishing critical milestones for projects, and goals relating to acquisitions or divestitures, or any combination thereof (in each case before or after such objective income and expense allocations or adjustments as the Committee may specify within the applicable period).  Each such goal may be expressed on an absolute and/or relative basis, may be based on or otherwise employ comparisons based on current internal targets, the past performance of the Company (including the performance of one or more subsidiaries, divisions and/or operating units) and/or the past or current performance of other companies, and in the case of earnings-based measures, may use or employ comparisons relating to capital (including, but limited to, the cost of capital), stockholders’ equity and/or shares outstanding, or to assets or net assets.  In all cases, the performance criteria shall be such that they satisfy any applicable requirements under Treas. Reg. Sec. 1.162-27(e)(2) (as amended from time to time) that the achievement of such goals be “substantially uncertain” at the time that they are established, and that the award opportunity be defined in such a way that a third party with knowledge of the relevant facts could determine whether and to what extent the performance goal has been met, and, subject to the Committee’s right to apply negative discretion (within the meaning of Treas. Reg. Sec. 1.162-27(d)(iii)), the amount of the Award payable as a result of such performance.  To the extent applicable, the measures used in setting performance criteria set under the Plan for any given performance period shall be determined in accordance with GAAP and in a manner consistent with the methods used in the Company’s audited financial statements, without regard to:  (i) extraordinary items as determined by the Company’s independent public accountants in accordance with GAAP; (ii) changes in accounting, unless, in each case, the Committee decides otherwise within the applicable period; or (iii) non-recurring acquisition expenses and restructuring charges.  Notwithstanding the foregoing, in calculating operating earnings or operating income (including on a per Share basis), the Committee may, within the applicable period for a given performance period, provide that such calculation shall be made on the same basis as reflected in a release of the Company’s earnings for a previously completed period as specified by the Committee.  For purposes hereof, the “applicable period,” with respect to any performance period, is the period commencing on or before the first day of the performance period and ending no later than the earlier of (x) the ninetieth (90th) day of the performance period, or (y) the date on which twenty-five percent (25%) of the performance period has been completed.

1.28. “Plan” shall mean this 2008 Incentive Award Plan of Investors Real Estate Trust and IRET Properties, a North Dakota Limited Partnership.

1.29. “REIT” shall mean a real estate investment trust within the meaning of Sections 856 through 860 of the Code.

1.30. “Restricted Stock” shall mean Common Stock awarded under Article IV of the Plan.

1.31. “Rule 16b-3” shall mean Rule 16b-3 promulgated under the Exchange Act, as such Rule may be amended from time to time.

1.32. “Section 162(m) Participant” shall mean any key Employee designated by the Administrator as a key Employee whose compensation for the fiscal year in which the key Employee is so designated or a future fiscal year may be subject to the limit on deductible compensation imposed by Section 162(m) of the Code.

1.33. “Securities Act” shall mean the Securities Act of 1933, as amended.

1.34  “Stock Payment” shall mean a payment in the form of shares of Common Stock, awarded under Article V of the Plan.

1.35. “Subsidiary” shall mean any Company Subsidiary or Partnership Subsidiary.

1.36. “Termination of Consultancy” shall mean the time when the engagement of a Holder as a Consultant to the Company, the Partnership or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement, but excluding terminations where there is a simultaneous commencement of employment with the Company, the Partnership or a Subsidiary. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company, the Partnership or a Subsidiary has an absolute and unrestricted right to terminate a Consultant’s service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

1.37. “Termination of Trusteeship” shall mean the time when a Holder who is an Independent Trustee ceases to be a Trustee for any reason, including, but not by way of limitation, a termination by resignation, failure to be elected, death or retirement. The Board, in its sole and absolute discretion, shall determine the effect of all matters and questions relating to Termination of Trusteeship with respect to Independent Trustees.

1.38. “Termination of Employment” shall mean the time when the employee-employer relationship between a Holder and the Company, the Partnership or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of a Holder by the Company, the Partnership or a Subsidiary, and (b) at the discretion of the Administrator, terminations which result in a temporary severance of the employee-employer relationship. The Administrator, in its absolute discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment.

1.39. “Trustee” shall mean a member of the Board.

1.40. “Trustee Restricted Stock Award” shall have the meaning set forth in Section 4.2.

ARTICLE II.
SHARES SUBJECT TO PLAN

2.1. Shares Subject to Plan.

(a) The shares of stock subject to Awards shall be Common Stock. Subject to adjustment as provided in Section 7.3, the aggregate number of shares of Common Stock that may be issued under all Awards granted under the Plan shall not exceed 2,000,000. The shares of Common Stock issuable under Awards may be either previously authorized but unissued shares of Common Stock or treasury shares of the Company.

(b) Notwithstanding any provision in the Plan to the contrary, and subject to Section 7.3, the maximum number of shares of Common Stock that may be subject to one or more Awards that may be granted to any one individual in any calendar year shall not exceed 50,000 and the maximum amount that may be paid in cash to any one individual in any calendar year with respect to one or more Performance Awards not denominated in Common Stock or otherwise for which the foregoing limitation would not be an effective limitation shall be $500,000 (the “Award Limit”);

2.2. Add-back of Rights. To the extent that an Award terminates, lapses, expires or is canceled or forfeited without having been fully paid out, any shares of Common Stock subject to the Award may again be granted or awarded hereunder, subject to the limitations of Section 2.1. Any shares of Common Stock tendered or withheld to satisfy the grant or exercise price or tax withholding obligation pursuant to any Award shall be counted as issued or transferred under the Plan and shall not subsequently be available for the grant of an Award pursuant to the Plan. To the extent permitted by applicable law or any exchange rule, shares of Common Stock issued in assumption of, or in substitution for, any outstanding awards of any entity acquired in any form of combination by the Company or any Subsidiary shall not be counted against shares of Common Stock available for grant pursuant to this Plan.

ARTICLE III.
GRANTING OF AWARDS

3.1. Award Agreement. Each Award shall be evidenced by an Award Agreement. Award Agreements evidencing Awards intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 162(m) of the Code or the Administrator may determine to include.

3.2. Provisions Applicable to Section 162(m) Participants.

(a) The Committee, in its discretion, may determine whether an Award is to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code.

(b) Notwithstanding anything in the Plan to the contrary, the Committee may grant any Award to a Section 162(m) Participant, including Restricted Stock, the restrictions with respect to which lapse upon the attainment of performance goals which are related to one or more of the Performance Criteria and any performance or incentive award described in Article V that vests or becomes payable upon the attainment of performance goals which are related to one or more of the Performance Criteria.

(c) To the extent necessary to comply with the performance-based compensation requirements of Section 162(m)(4)(C) of the Code, with respect to any Award granted under Articles IV and V which may be granted to one or more Section 162(m) Participants, no later than ninety (90) days following the commencement of any calendar or fiscal year in question or any other designated calendar or fiscal period or period of service (or such other time as may be required or permitted by Section 162(m) of the Code), the Committee shall, in writing, (i) designate one or more Section 162(m) Participants, (ii) select the Performance Criteria applicable to the calendar or fiscal year or other designated calendar or fiscal period or period of service, (iii) establish the various performance targets, in terms of an objective formula or standard, and amounts of such Awards, as applicable, which may be earned for such calendar or fiscal year or other designated calendar or fiscal period or period of service, and (iv) specify the relationship between Performance Criteria and the performance targets and the amounts of such Awards, as applicable, to be earned by each Section 162(m) Participant for such calendar or fiscal year or other designated calendar or fiscal period or period of service. Following the completion of each calendar or fiscal year or other designated calendar or fiscal period or period of service, the Committee shall certify in writing whether the applicable performance targets have been achieved for such calendar or fiscal year or other designated calendar or fiscal period or period of service. In determining the amount earned by a Section 162(m) Participant, the Committee shall have the right to reduce (but not to increase) the amount payable at a given level of performance to take into account additional factors that the Committee may deem relevant to the assessment of individual or corporate performance for the calendar or fiscal year or other designated calendar or fiscal period or period of service.

(d) Furthermore, notwithstanding any other provision of the Plan, any Award which is granted to a Section 162(m) Participant and is intended to qualify as performance-based compensation as described in Section 162(m)(4)(C) of the Code shall be subject to any additional limitations set forth in Section 162(m) of the Code (including any amendment to Section 162(m) of the Code) or any regulations or rulings issued thereunder that are requirements for qualification as performance-based compensation as described in Section 162(m)(4)(C) of the Code, and the Plan shall be deemed amended to the extent necessary to conform to such requirements.

3.3. Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including any amendment to Rule 16b-3 of the Exchange Act) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule. In addition, the Administrator may amend the terms of any Award or related Award Agreement without the consent or approval of the Holder of the Award or Award Agreement to the extent the Administrator deems necessary to conform the Award or related Award Agreement to such applicable exemptive rule.

3.4. At-Will Employment. Nothing in the Plan or in any Award Agreement hereunder shall confer upon any Holder any right to continue in the employ of, or as a Consultant for, or as a Trustee of, the Company, the Partnership or a Subsidiary, or shall interfere with or restrict in any way the rights of any such entity, which are hereby expressly reserved, to discharge any Holder at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in a written employment agreement between the Holder and such entity.

ARTICLE IV.
AWARD OF RESTRICTED STOCK

4.1. Eligibility. Subject to the Award Limit, Restricted Stock may be awarded to any Employee, Trustee or Consultant (including Employees, Trustees or Consultants who have previously received other Awards under the Plan) whom the Administrator determines should receive such an Award.

4.2. Award of Restricted Stock.

(a) The Administrator may from time to time, in its absolute discretion determine the purchase price, if any, and other terms and conditions (including, without limitation, in the case of Awards to Employees, Consultants or Trustees of the Partnership or any Partnership Subsidiary, the mechanism for the transfer of the Restricted Stock and payment therefor, and any surrender of such Restricted Stock pursuant to Section 4.5) applicable to such Restricted Stock, consistent with the Plan.

(b) Upon the selection of an Employee, Trustee or Consultant to be awarded Restricted Stock, the Administrator shall instruct the Secretary of the Company to issue such Restricted Stock and may impose such conditions on the issuance of such Restricted Stock as it deems appropriate.

4.3. Rights as Stockholders. Subject to Section 4.5, upon delivery of the shares of Restricted Stock to the escrow holder pursuant to Section 4.7, the Holder shall have, unless otherwise provided by the Administrator, all the rights of a stockholder with respect to said shares, subject to the restrictions in his or her Award Agreement, including the right to receive all dividends and other distributions paid or made with respect to the shares; provided, however, that in the discretion of the Administrator, any extraordinary distributions with respect to the Common Stock shall be subject to the restrictions set forth in Section 4.4.

4.4. Restriction. All shares of Restricted Stock issued under the Plan (including any shares received by holders thereof with respect to shares of Restricted Stock as a result of stock dividends and other distributions paid or made with respect to the shares, stock splits or any other form of recapitalization) shall, in the terms of each individual Award Agreement, be subject to such restrictions as the Administrator shall provide, which restrictions may include, without limitation, restrictions concerning voting rights and transferability and restrictions based on duration of employment or service with the Company, the Partnership, or a Subsidiary, performance of the Company, the Partnership, or a Subsidiary and individual performance; provided, however, that, except with respect to shares of performance based Restricted Stock granted to Section 162(m) Participants, by action taken after the Restricted Stock is issued, the Administrator may, on such terms and conditions as it may determine to be appropriate, remove any or all of the restrictions imposed by the terms of the Award Agreement. Restricted Stock may not be sold or encumbered until all restrictions are terminated or expire. If no cash consideration was paid by the Holder upon issuance, a Holder’s rights in unvested Restricted Stock shall lapse, and such Restricted Stock shall be surrendered to the Company or the Partnership, as applicable, without consideration, upon a Termination of Employment, Termination of Trusteeship or Termination of Consultancy.

4.5. Repurchase of Restricted Stock. The Administrator shall provide in the terms of each individual Award Agreement that the Company, the Partnership or their Subsidiaries shall have the right to repurchase from the Holder the Restricted Stock then subject to restrictions under the Award Agreement immediately upon a Termination of Employment, Termination of Trusteeship or Termination of Consultancy, at a cash price per share equal to the price paid by the Holder for such Restricted Stock.

4.6. Escrow. The Secretary of the Company or such other escrow holder as the Administrator may appoint shall retain physical custody of each certificate representing Restricted Stock until all of the restrictions imposed under the Award Agreement with respect to the shares evidenced by such certificate expire or shall have been removed.

4.7. Legend. In order to enforce the restrictions imposed upon shares of Restricted Stock hereunder, the Administrator shall cause a legend or legends to be placed on certificates representing all shares of Restricted Stock that are still subject to restrictions under Award Agreements, which legend or legends shall make appropriate reference to the conditions imposed thereby.

ARTICLE V.
PERFORMANCE AWARDS AND STOCK PAYMENTS

5.1. Eligibility. Subject to the Award Limit, one or more Performance Awards and/or Stock Payments may be granted to any Employee, Trustee or Consultant (including Employees, Trustees or Consultants who have previously received other Awards under the Plan) whom the Administrator determines should receive such an Award.

5.2. Performance Awards.

(a) The value of such Performance Awards may be linked to any one or more of the Performance Criteria or other specific performance criteria determined appropriate by the Administrator, in each case on a specified date or dates or over any period or periods determined by the Administrator. In making such determinations, the Administrator shall consider (among such other factors as it deems relevant in light of the specific type of award) the contributions, responsibilities and other compensation of the particular Employee, Trustee or Consultant.

(b) Without limiting Section 5.2(a), the Administrator may grant Performance Awards to any 162(m) Participant in the form of a cash bonus payable upon the attainment of one or more of the Performance Criteria, in each case on a specified date or dates or over any period or periods determined by the Administrator. Any such bonuses paid to 162(m) Participants shall be based upon objectively determinable bonus formulas established in accordance with the provisions of Section 3.2. The maximum amount of any Performance Award payable to a 162(m) Participant under this Section 5.2(b) shall not exceed the Award Limit with respect to any calendar year. Unless otherwise specified by the Administrator at the time of grant, the Performance Criteria with respect to a Performance Award payable to a 162(m) Participant shall be determined on the basis of United States generally accepted accounting principles.

5.3.  Stock Payments.  Any key Employee, Trustee or Consultant selected by the Administrator may receive Stock Payments in the manner determined from time to time by the Administrator.  The number of shares shall be determined by the Administrator and may be based upon the Performance Criteria or other criteria determined appropriate by the Administrator, determined on the date such Stock Payment is made or on any date thereafter.

5.4. Term. The term of a Performance Award and/or Stock Payment shall be set by the Administrator in its discretion.

5.5. Payment Upon Termination of Employment, Termination of Consultancy or Termination of Trusteeship. A Performance Award and/or Stock Payment is payable only while the Holder is an Employee, Consultant or Trustee, as applicable.  However, the Administrator in its sole and absolute discretion may provide that a Performance Award and/or Stock Payment granted to a Section 162(m) Participant may be paid subsequent to a Termination of Employment, Termination of Trusteeship or Termination of Consultancy without cause, or following a Change in Control of the Company, or because of the Holder’s retirement, death or disability, or otherwise.

5.6. Time and Form of Payment. Payment of the amount determined under Section 5.2 or 5.3 above shall be in cash, in Common Stock or a combination of both, as determined by the Administrator. To the extent any payment under this Article V is effected in Common Stock, it shall be made subject to satisfaction of all provisions of Section 6.6. In no event will payment be made later than the fifteenth day of the third month following the later of the calendar year or fiscal year in which the Performance Award is no longer subject to a performance condition (i.e., a substantial risk of forfeiture) such as the requirement to remain in employment.

ARTICLE VI.
ADMINISTRATION

6.1. Compensation Committee. The Compensation Committee (or another committee or a subcommittee of the Board assuming the functions of the Committee under the Plan) shall consist solely of three or more Independent Trustees, each of whom is a “non-employee director” as defined by Rule 16b-3, an “outside director” for purposes of Section 162(m) of the Code, and an “independent director” under the rules of the NASDAQ Stock Market (or other principal securities exchange or market on which shares of Common Stock are traded, if any). Any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 6.1 or otherwise provided in any charter of the Committee. The governance of the Committee shall be subject to the charter of the Committee as approved by the Board.

6.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Award Agreements, and to adopt such rules for the administration, interpretation and application of the Plan as are consistent therewith, to interpret, amend or revoke any such rules. The Committee shall have the power to amend any Award and related Award Agreement without the approval or consent of the Holder of the Award and related Award Agreement provided that the rights or obligations of such Holder are not affected adversely; provided, however, that without the approval of the stockholders of the Company, neither the Committee nor the Board may amend any outstanding Award or related Award Agreement to reduce its purchase price below the per share purchase price as of the date the Award is granted, and, except as permitted by Article II, no Award shall be canceled and replaced with the grant of an Award having a lower purchase price. No Award may be settled in cash for an amount that is greater than the intrinsic value of the Award at the time of settlement. Grants or Awards under the Plan need not be the same with respect to a single Holder or among Holders. In its absolute discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 or Section 162(m) of the Code, or any regulations or rules issued thereunder, are required to be determined in the sole discretion of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to Awards granted to Independent Trustees.

6.3. Majority Rule; Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by a majority of the members of the Committee.

6.4. Professional Assistance; Good Faith Actions.  All expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company. The Committee may, with the approval of the Board, employ attorneys, consultants, accountants, appraisers, brokers, or other persons. The Committee, the Company and the Company’s officers and Trustees shall be entitled to rely upon the advice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Holders, the Company and all other interested persons. No members of the Committee or Board, nor any person delegated authority under Section 6.5, shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Awards, and all members of the Committee and the Board and any person delegated authority under Section 6.5 shall be fully protected by the Company in respect of any such action, determination or interpretation to the full extent permitted by law, except as otherwise may be provided in the Company’s governing documents, and under any insurance liability policy of the Company that may be in effect from time to time.

6.5. Delegation of Authority to Grant Awards. The Committee may, but need not, delegate from time to time some or all of its authority to grant Awards under the Plan to a committee consisting of one or more members of the Committee or of one or more officers of the Company; provided, however, that the Committee may not delegate its authority to grant Awards to individuals (a) who are subject on the date of the grant to the reporting rules under Section 16(a) of the Exchange Act, (b) who are Section 162(m) Participants, or (c) who are officers of the Company who are delegated authority by the Committee hereunder. Any delegation hereunder shall be subject to the restrictions and limits that the Committee specifies at the time of such delegation of authority and may be rescinded at any time by the Committee. At all times, any committee appointed under this Section 6.5 shall serve in such capacity at the pleasure of the Committee.

6.6. Conditions to Issuance of Stock Certificates. Neither the Company nor the Partnership shall be required to issue or deliver any certificate or certificates for shares of Common Stock purchased upon the vesting of any Award or portion thereof prior to fulfillment of all of the following conditions:

(a) The admission of such shares to listing on all stock exchanges on which such class of Common Stock is then listed;

(b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Administrator shall, in its absolute discretion, deem necessary or advisable;

(c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Administrator shall, in its absolute discretion, determine to be necessary or advisable;

(d) The lapse of such reasonable period of time following the vesting of the Award as the Administrator may establish from time to time for reasons of administrative convenience; and

(e) The receipt by the Company or the Partnership of full payment for such shares, including payment of any applicable withholding tax.

ARTICLE VI.
MISCELLANEOUS PROVISIONS

7.1. Transferability of Awards.

(i) No Award under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Administrator, pursuant to a DRO, unless and until the shares underlying such Award have been issued, and all restrictions applicable to such shares have lapsed; and

 (ii) No Award or interest or right therein shall be liable for the debts, contracts or engagements of the Holder or his or her successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy, attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

7.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 7.2, the Plan may be wholly or partially amended or otherwise modified, suspended or terminated at any time or from time to time by the Administrator. However, without approval of the Company’s stockholders given within 12 months before the grant of any Award under this Plan, no action of the Administrator may, except as provided in Section 7.3, (i) increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan or (ii) be taken that would otherwise require stockholder approval as a matter of applicable law, regulation or rule. No amendment, suspension or termination of the Plan shall, without the consent of the Holder, alter or impair any rights or obligations under any Award theretofore granted or awarded, unless the Award itself otherwise expressly so provides. No Awards may be granted or awarded during any period of suspension or after termination of the Plan. The Plan will expire on, and no Award may be granted pursuant to the Plan after, the tenth anniversary of the date on which the Board originally adopted this 2008 Equity Incentive Award Plan of Investors Real Estate Trust and IRET Properties, a North Dakota Limited Partnership. Any Awards that are outstanding on such date shall remain in full force and effect according to the terms of the Plan and the applicable Award Agreement.

7.3. Changes in Common Stock or Assets of the Company, Acquisition or Liquidation of the Company and Other Corporate Events.

(a) Subject to Section 7.3(e), in the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, reclassification, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, liquidation, dissolution, or sale, transfer, exchange or other disposition of all or substantially all of the assets of the Company or the Partnership, or exchange of Common Stock or other securities of the Company or the Partnership, issuance of warrants or other rights to purchase Common Stock or other securities of the Company or Partnership, or other similar corporate transaction or event affects the Common Stock or securities of the Partnership such that an adjustment becomes appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Award, the Administrator shall make proportionate adjustments to any or all of the following in order to prevent such dilution or enlargement:

(i) The number and kind of shares of Common Stock (or other securities or property) with respect to which Awards may be granted or awarded (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued and adjustments of the Award Limit);

(ii) The number and kind of shares of Common Stock (or other securities or property) subject to outstanding Awards; and

(iii) The grant or purchase price with respect to any Award.

(b) Subject to Sections 7.3(c) and 7.3(e), in the event of any transaction or event described in Section 7.3(a) or any unusual or nonrecurring transactions or events affecting the Company, any affiliate of the Company, or the financial statements of the Company or any affiliate, or of changes in applicable laws, regulations, or accounting principles, the Administrator in its sole and absolute discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Award or by action taken prior to the occurrence of such transaction or event and either automatically or upon the Holder’s request, is hereby authorized to take any one or more of the following actions whenever the Administrator determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Award under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

(i) To provide for either the purchase of any such Award for an amount of cash equal to the amount that could have been attained upon the payment of such Award or realization of the Holder’s rights had such Award been currently payable or fully vested or the replacement of such Award with other rights or property selected by the Administrator in its sole discretion;

(ii) To provide that the Award cannot vest or become payable after such event;

(iii) To provide that such Award shall be payable as to all shares covered thereby;

(iv) To provide that such Award be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for similar rights or awards covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices;

(v) To make adjustments in the number and type of shares of Common Stock (or other securities or property) subject to outstanding Awards, and in the number and kind of outstanding Restricted

Stock and/or in the terms and conditions of (including the grant or purchase price), and the criteria included in, outstanding rights and awards and rights and awards which may be granted in the future; and

(vi) To provide that, for a specified period of time prior to such event, the restrictions imposed under an Award Agreement upon some or all shares of Restricted Stock may be terminated, and, in the case of Restricted Stock, some or all shares of such Restricted Stock may cease to be subject to repurchase under Section 4.6 or forfeiture under Section 4.5 after such event.

(c) Notwithstanding any other provision of the Plan, in the event the Company is a party to a merger, exchange, reorganization, or the sale of substantially all of the assets of the Company, outstanding Awards shall be subject to the terms and conditions of the agreement of merger, exchange, reorganization or sale, which may include, without limitation, accelerating the vesting or exercise date of Awards and the cancellation of outstanding Awards in exchange for the immediate distribution of a cash payment equal to, in the case of Restricted Stock and Performance Awards, the Fair Market Value of a share on the date of the Change in Control multiplied by the number of shares then subject to the Award.

(d) Subject to Sections 3.2, 3.3 and 7.3(e), the Administrator may, in its discretion, include such further provisions and limitations in any Award, agreement or certificate, as it may deem equitable and in the best interests of the Company.

(e) With respect to Awards which are granted to Section 162(m) Participants and are intended to qualify as performance-based compensation under Section 162(m)(4)(C), no adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause such Award to fail to so qualify under Section 162(m)(4)(C), or any successor provisions thereto. No adjustment or action described in this Section 7.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 unless the Administrator determines that the Award is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Award shall always be rounded to the next whole number.

(f) The existence of the Plan, the Award Agreement and the Awards granted hereunder shall not affect or restrict in any way the right or power of the Company or the shareholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company, any issue of stock or of options, warrants or rights to purchase stock or of bonds, debentures, preferred or prior preference stocks whose rights are superior to or affect the Common Stock or the rights thereof or which are convertible into or exchangeable for Common Stock, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

7.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company’s stockholders within 12 months after the date of the Board’s adoption of the Plan, and any amendment to the Plan increasing the aggregate number of shares of Common Stock issuable under the Plan will be submitted for the approval of the Company’s stockholders after the date of the Board’s adoption of such amendment. Awards may be granted or awarded prior to such stockholder approval, provided that such Awards shall not vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval is not obtained, all Awards previously granted or awarded under the Plan shall thereupon be canceled and become null and void. In addition, if the Board determines that Awards which may be granted to Section 162(m) Participants should continue to be eligible to qualify as performance based compensation under Section 162(m)(4)(C) of the Code, the Performance Criteria must be disclosed to and approved by the Company’s stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which the Company’s stockholders previously approved the Performance Criteria.

7.5. Tax Withholding. The Company or the Partnership, as applicable, shall be entitled to require payment in cash or deduction from other compensation payable to each Holder of any sums required by federal, state or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Award. Notwithstanding any other provision of the Plan, the number of shares of Common Stock which may be withheld with respect to the issuance, vesting or payment of any Award (or which may be repurchased from the Holder of such Award within six months after such shares of Common Stock were acquired by the Holder from the Company) in order to satisfy the Holder’s federal and state income and payroll tax liabilities with respect to the issuance, vesting, exercise or payment of the Award shall be limited to the number of shares which have a Fair Market Value on the date of withholding or repurchase equal to the aggregate amount of such liabilities based on the minimum statutory withholding rates for federal and state tax income and payroll tax purposes that are applicable to such supplemental taxable income.

7.6. Loans. The Committee may, in its discretion, extend one or more loans to Employees in connection with the exercise or receipt of an Award granted or awarded under the Plan, or the issuance of Restricted Stock awarded under the Plan. The terms and conditions of any such loan shall be set by the Committee. Notwithstanding the foregoing, in no event shall any loan that is prohibited by the Sarbanes-Oxley Act of 2002 or that is inconsistent with the Company’s qualification as a REIT be permitted under the Plan.

7.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Awards under the Plan, the Administrator shall, to the extent permitted by applicable law, have the right to provide, in the terms of Awards made under the Plan, or to require a Holder to agree by separate written instrument, that (a)(i) any proceeds, gains or other economic benefit actually or constructively received by the Holder upon any receipt, vesting or payment of the Award, or upon the receipt or resale of any Common Stock underlying the Award, must be paid to the Company, the Partnership, or a Subsidiary and (ii) the Award shall terminate and any unvested portion of the Award (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment, Termination of Consultancy or Termination of Trusteeship occurs prior to a specified date, or within a specified time period following receipt, vesting or payment of the Award, or (ii) the Holder at any time, or during a specified time period, engages in any activity in competition with the Company, the Partnership, or a Subsidiary or which is inimical, contrary or harmful to the interests of the Company, the Partnership or a Subsidiary as further defined by the Administrator or (iii) the Holder incurs a Termination of Employment, Termination of Consultancy or Termination of Trusteeship for cause.

7.8. Effect of Plan Upon Options and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company, the Partnership, or any Subsidiary. Nothing in the Plan shall be construed to limit the right of the Company (a) to establish any other forms of incentives or compensation for Employees, Trustees or Consultants of the Company, the Partnership or any Subsidiary or (b) to grant or assume options or other rights or awards otherwise than under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

7.9. Section 83(b) Election Prohibited. No Holder may make an election under Section 83(b) of the Code with respect to any award or grant under the Plan without the consent of the Company, which the Company may grant or withhold in its sole discretion.

7.10. Grant of Awards to Certain Employees or Consultants. The Company and the Partnership or any Subsidiary may provide through the establishment of a formal written policy or otherwise for the method by which shares of Common Stock and/or payment therefor may be exchanged or contributed between the Company and such other party, or may be returned to the Company upon any forfeiture of Common Stock by the Holder, for the purpose of ensuring that the relationship between the Company and the Partnership, or such Subsidiary, remains at arm’s-length.

7.11. Restrictions on Awards. This Plan shall be interpreted and construed in a manner consistent with the Company’s status as a REIT. No Award shall be granted or awarded:

(a) to the extent such Award could cause the Holder to be in violation of the Ownership Limit (as defined in the Company’s Articles of Amendment and Third Restated Declaration of Trust, as amended from time to time); or

(b) if, in the discretion of the Administrator, such Award could impair the Company’s status as a REIT.

7.12. Compliance with Laws. The Plan, the granting and vesting of Awards under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Awards granted or awarded hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to state and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or governmental authority as may, in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

7.13. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

7.14. Governing Law. This Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of North Dakota without regard to conflicts of laws thereof.

7.15. Conflicts with Company’s Declaration of Trust. Notwithstanding any other provision of the Plan, no Holder shall acquire or have any rights to acquire any Common Stock, and shall not have other rights under the Plan, which are prohibited under the Company’s Articles of Amendment and Third Restated Declaration of Trust, as amended from time to time.

7.16. Section 409A. To the extent that the Committee determines that any Award granted under the Plan is subject to Section 409A of the Code, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Section 409A of the Code. To the extent applicable, the Plan and Award Agreements shall be interpreted in accordance with Section 409A of the Code and Department of Treasury regulations and other interpretive guidance issued thereunder, including without limitation any such regulations or other guidance that may be issued subsequent to the adoption of this Plan or issuance of any Award. Notwithstanding any provision of the Plan to the contrary, in the event that following the effective date of this Plan or issuance of any Award, the Committee determines that any Award may be subject to Section 409A of the Code and related Department of Treasury guidance (including such Department of Treasury guidance as may be issued after the adoption of this Plan or issuance of any Award), the Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate to (a) exempt the Award from Section 409A of the Code and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (b) comply with the requirements of Section 409A of the Code and related Department of Treasury guidance.

I hereby certify that the foregoing Plan was duly adopted by the Board of Trustees of Investors Real Estate Trust, and by the Board of Directors of IRET, Inc., general partner of IRET Properties, a North Dakota Limited Partnership, on July 9, 2008.

Executed on this 21st day of July, 2008.

By:	/s/ Michael A. Bosh
Michael A. Bosh Secretary

INVESTORS REAL ESTATE TRUST 12 Main Street South Minot, ND 58701
VOTE BY INTERNET-www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE SHAREHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Investors Real Estate Trust in mailing proxy materials, you can consent to receive all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access shareholder communications electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage paid envelope we have provided or return it to Investors Real Estate Trust, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
	INVRE1	KEEP THIS PORTION FOR YOUR RECORDS.

DETACH AND RETURN THIS PORTION ONLY.

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

INVESTORS REAL ESTATE TRUST

Vote on Trustees				For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee, mark “For All Except” and write the nominee’s number on the line below.
1.	ELECTION OF TRUSTEES
Trustees Recommend a vote FOR all nominees.
NOMINEES ARE:
				o	o	o
	(01) — Patrick G. Jones	(06) — W. David Scott
	(02) — Timothy P. Mihalick	(07) — Stephen L. Stenehjem
	(03) — Jeffrey L. Miller	(08) — John D. Stewart
	(04) — C.W. “Chip” Morgan	(09) — Thomas A. Wentz, Jr.
(05) — John T. Reed

Vote on Proposal							For	Against	Abstain

2. APPROVAL OF 2008 INCENTIVE AWARD PLAN							o	o	o

Trustees Recommend a vote FOR this proposal.

Vote on Proposal							For	Against	Abstain

3.	RATIFICATION OF SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING APRIL 30, 2009.						o	o	o

Trustees Recommend a vote FOR this proposal.

(Signature(s) should be exactly as name or names appear on this proxy. If shares are held in two or more names, all should sign. If signing is by attorney, executor, administrator, personal representative, trustee, guardian, custodian, partner or corporate officer, please include full title.)

For address changes and/or comments, please check this box and write them on the back where indicated. Please indicate if you plan to attend this meeting.		Yes o	No o

Signature [PLEASE SIGN WITHIN BOX]		Date			Signature (Joint Owners)				Date

PROXY

The Investors Real Estate Trust 38th Annual Meeting of

Shareholders will be held on September 16, 2008, at 7:00 p.m.

at the Grand International

1505 North Broadway, Minot, North Dakota, 58703

This Proxy is Solicited on Behalf of the Board of Trustees.

The undersigned holder of Common Shares of Beneficial Interest of INVESTORS REAL ESTATE TRUST, a North Dakota Real Estate Investment Trust (“IRET”), hereby appoints Jeffrey L. Miller, Michael A. Bosh and John D. Stewart, and each of them (the “Representatives”), the true and lawful proxies of the undersigned, with full power of substitution, to vote on behalf of the undersigned all Common Shares of Beneficial Interest of IRET which the undersigned is entitled to vote at the 2008 Annual Meeting of Shareholders of IRET to be held at the Grand International, 1505 North Broadway, Minot, North Dakota, on September 16, 2008, at 7:00 p.m., CDT, or at any adjournment thereof, in the manner hereafter indicated. In their discretion, the Representatives are authorized to vote upon such other matters as may properly come before the meeting.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS GIVEN HEREIN, BUT IF SUCH INSTRUCTIONS ARE NOT MARKED HEREIN, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED FOR ELECTION AS TRUSTEES, FOR APPROVAL OF THE COMPANY’S 2008 INCENTIVE AWARD PLAN, AND FOR RATIFICATION OF THE SELECTION OF DELOITTE & TOUCHE, LLP AS THE COMPANY’S INDEPENDENT AUDITORS AND, WITH RESPECT TO ANY OTHER MATTERS PROPERLY COMING BEFORE THE MEETING, IN THE DISCRETION OF THE PROXY HOLDERS, ALL IN ACCORDANCE WITH THE ACCOMPANYING PROXY STATEMENT OF IRET, RECEIPT OF WHICH IS HEREBY ACKNOWLEDGED.

This proxy may be revoked at any time before it is voted at the meeting by delivering written notice of revocation to IRET.

Please date, sign and return this proxy promptly using the enclosed envelope.

Address Changes/Comments:

(If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.)

CONTINUED AND TO BE SIGNED ON REVERSE